Exhibit 10.2

EXECUTION COPY

GUARANTEE AND COLLATERAL AGREEMENT

made by

DOCTOR ACQUISITION CO.,

RDA HOLDING CO.,

THE READER’S DIGEST ASSOCIATION, INC.

and

THE GUARANTORS IDENTIFIED HEREIN

in favor of

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

Dated as of March 2, 2007

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SCHEDULES

Schedule 1	Notice Addresses
Schedule 2	Investment Property
Schedule 3	Perfection Matters
Schedule 4	Jurisdictions of Organization
Schedule 5	Inventory and Equipment Locations
Schedule 6	Intellectual Property
Schedule 7	Commercial Tort Claims

ANNEX

Annex 1	Form of Security Agreement Supplement
Annex 2	Form of Perfection Certificate

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GUARANTEE AND COLLATERAL AGREEMENT, dated as of March 2, 2007, made by each of the signatories hereto (other than the German Borrower, and together with any other entity that may become a party hereto as provided herein, the “Grantors”), in favor of JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for the lending and other financial institutions (the “Lenders”) from time to time parties to the Credit Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among DOCTOR ACQUISITION CO., a Delaware corporation (to be merged with and into Reader’s Digest (as defined below), the “Company”), RDA HOLDING CO., a Delaware corporation (“Holdings”), THE READER’S DIGEST ASSOCIATION, INC., a Delaware corporation (“Reader’s Digest”), the Overseas Borrowers from time to time party thereto (together with the Company, the “Borrowers”), the Lenders and the Administrative Agent.

W I T N E S S E T H:

WHEREAS, Holdings, the Borrowers, the Lenders and the Administrative Agent have entered into the Credit Agreement, pursuant to which the Lenders have severally agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;

WHEREAS, each Borrower is a member of an affiliated group of companies that, following the consummation of the Acquisitions, will include each other Grantor;

WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrowers to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses;

WHEREAS, the Borrowers and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and

WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrowers under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Secured Parties;

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, and in order to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and in order to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Grantor hereby agrees with the Administrative Agent, for the ratable benefit of the Secured Parties, as follows:

SECTION 1.   DEFINED TERMS

1.1.                              Definitions.  (a)  Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms are used herein as defined in the New York UCC:  Accounts, Certificated Security, Chattel Paper, Commercial Tort Claims, Documents,

Equipment, Farm Products, General Intangibles, Instruments, Inventory, Letter of Credit Rights and Supporting Obligations.

(b)         The following terms shall have the following meanings:

“Agreement”:  this Guarantee and Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

“Applicable Governmental Authority”:  as defined in Section 5.7(c).

“Borrower Obligations”:  the “Obligations” as defined in the Credit Agreement.

“Collateral”:  as defined in Section 3.

“Collateral Account”:  any collateral account established by the Administrative Agent as provided in Section 6.1 or 6.4.

“Copyrights”:  (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in Schedule 6), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

“Copyright Licenses”:  any written agreement naming any Grantor as licensor or licensee, granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

“Deposit Account”:  as defined in the Uniform Commercial Code of any applicable jurisdiction and, in any event, including, without limitation, any demand, time savings, passbook or like account maintained with a depositary institution.

“Excluded Property”: as defined in Section 3.

“Foreign Subsidiary”:  any direct or indirect Restricted Subsidiary of the Company which (i) is not a Domestic Subsidiary or (ii) is set forth on Schedule 1.01E to the Credit Agreement.

“Foreign Subsidiary Voting Stock”:  the voting Equity Interests of any Foreign Subsidiary and of any Domestic Subsidiary substantially all of whose assets consist of voting Equity Interests of one or more Foreign Subsidiaries.

“Guarantor Obligations”:  with respect to any Guarantor, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including, without limitation, Section 2) or any other Loan Document or any Secured Hedge Agreement to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or

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otherwise (including, without limitation, all Attorney Costs that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document).

“Guarantors”:  the collective reference to each Grantor other than the Company; provided that the term “Guarantors” shall include the Company in the case of the Overseas Obligations.

“Intellectual Property”:  the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

“Intercompany Note”:  any promissory note evidencing loans made by any Grantor to Holdings or any of its Subsidiaries.

“Investment Property”:  the collective reference to (i) all “investment property” as such term is defined in Section 9-102(a)(49) of the New York UCC (other than any Foreign Subsidiary Voting Stock and any Equity Interests of Unrestricted Subsidiaries excluded from the definition of “Pledged Equity”) and (ii) whether or not constituting “investment property” as so defined, all Pledged Debt and all Pledged Equity.

“Issuers”:  the collective reference to each issuer of any Investment Property.

“LTIBR”:  any interest-bearing receivables, including deposits or other funds, with a maturity that qualifies as long-term pursuant to section 8 no. 1 German Trade Tax Act (Gewerbesteuergesetz) to be applied mutatis mutandis in accordance with marginal notes 20 and 37 of the decree to § 8a of the German Corporate Income Tax Act (Körperschaftsteuergesetz) dated July 15, 2004.

“New York UCC”:  the Uniform Commercial Code as from time to time in effect in the State of New York.

“Obligations”:  (i) in the case of each Borrower, its Borrower Obligations, and (ii) in the case of each Guarantor, its Guarantor Obligations.

“Patents”:  (i) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, including, without limitation, any of the foregoing referred to in Schedule 6, (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in Schedule 6, and (iii) all rights to obtain any reissues or extensions of the foregoing.

“Patent License”:  all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in

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whole or in part by a Patent, including, without limitation, any of the foregoing referred to in Schedule 6.

“Perfection Certificate”:  means a certificate substantially in the form of Annex 2, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by the associate general counsel or the chief legal officer of Reader’s Digest.

“Pledged Debt”:  all promissory notes listed on Schedule 2, all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor (other than promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business).

“Pledged Equity”:  the Equity Interests listed on Schedule 2, together with any other shares, stock certificates, options or rights of any nature whatsoever in respect of the Equity Interests of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect; provided that in no event shall (i) more than 65% of the issued and outstanding Foreign Subsidiary Voting Stock of any Foreign Subsidiary or of any Domestic Subsidiary substantially all of whose assets consist of voting Equity Interests of one or more Foreign Subsidiaries, (ii) Equity Interests of any Unrestricted Subsidiary, (iii) the Company Preferred Stock or (iv) Equity Interests of any Restricted Subsidiary pledged to secure Indebtedness permitted under Section 7.03(g) of the Credit Agreement constitute Pledged Equity or be required to be pledged hereunder.

“Proceeds”:  all “proceeds” as such term is defined in Section 9-102(a)(64) of the New York UCC and, in any event, shall include, without limitation, all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

“Receivable”:  any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

“Secured Parties”:  the collective reference to the Administrative Agent, the other Agents, the L/C Issuers, the Lenders, the Hedge Banks, any Affiliate of a Lender, the Supplemental Administrative Agent and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.01(c) of the Credit Agreement, to which Borrower Obligations or Guarantor Obligations, as applicable, are owed.

“Securities Act”:  the Securities Act of 1933, as amended.

“Specified Assets” means (a) LTIBR and (b) following any amendment or replacement of § 8a of the German Corporate Income Tax Act (Körperschaftsteuergesetz), any other property or assets owned by any Loan Party or any other provider of security, direct or indirect access to which property or assets (whether through inclusion in the Collateral or otherwise) would result in adverse tax

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consequences to Holdings and its Subsidiaries as a consequence of any such amendment or replacement, provided that the aggregate fair market value of the property and assets included in the definition of Specified Assets pursuant to this clause (b) shall not exceed an amount equal to 10% of the consolidated total assets of the German Borrower and its Subsidiaries.

“Subsidiary Guarantor”:  any Subsidiary of the Company that is or becomes a party to this Agreement.

“Trademarks”:  (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in Schedule 6, and (ii) the right to obtain all renewals thereof.

“Trademark License”:  any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark.

1.2.                              Other Definitional Provisions.  (a)  The words “hereof,” “herein, “ “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

(b)         The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c)          Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

SECTION 2.   GUARANTEE

2.1.                              Guarantee.  (a)  Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Secured Parties and their respective successors and permitted indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrowers when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations.

(b)         Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

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(c)          Each Guarantor agrees that the Borrower Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any Lender hereunder.

(d)         The guarantee contained in this Section 2 shall remain in full force and effect until all the Obligations (other than contingent indemnification and contingent expense reimbursement obligations, any Obligations in respect of Secured Hedge Agreements and Cash Management Obligations) shall have been satisfied by payment in full, no Letter of Credit shall be outstanding and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrowers may be free from any Borrower Obligations.

(e)          Except as provided in Section 8.15, no payment made by any Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from any Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any setoff, appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Borrower Obligations or any payment received or collected from such Guarantor in respect of the Borrower Obligations), remain liable for the Borrower Obligations up to the maximum liability of such Guarantor hereunder until the Borrower Obligations are paid in full, no Letter of Credit is outstanding and the Commitments are terminated.

2.2.                              Right of Contribution.  Each Subsidiary Guarantor hereby agrees that to the extent that a Subsidiary Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Subsidiary Guarantor shall be entitled to seek and receive contribution from and against any other Subsidiary Guarantor hereunder which has not paid its proportionate share of such payment.  Each Subsidiary Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2.3.  The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Subsidiary Guarantor to the Administrative Agent and the Lenders, and each Subsidiary Guarantor shall remain liable to the Administrative Agent and the Lenders for the full amount guaranteed by such Subsidiary Guarantor hereunder.

2.3.                              No Subrogation.  Notwithstanding any payment made by any Guarantor hereunder or any setoff or application of funds of any Guarantor by the Administrative Agent or any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against any Borrower or any other Guarantor or any collateral security, guarantee or right of offset held by the Administrative Agent or any Lender for the payment of the Borrower Obligations, nor shall any Guarantor seek any contribution or reimbursement from any Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent and the Lenders by the Borrowers on account of the Borrower Obligations are paid in full, no Letter of Credit is outstanding and the Commitments are terminated.  If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations shall not

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have been paid in full, such amount shall be held by such Guarantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Borrower Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.  For the avoidance of doubt, nothing in the foregoing shall operate as a waiver of any subrogation rights.

2.4.                              Amendments, etc., with respect to the Borrower Obligations.  To the fullest extent permitted by applicable law, each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon them or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders or all Lenders, as the case may be) may reasonably deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Borrower Obligations may be sold, exchanged, waived, surrendered or released.  Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

2.5.                              Guarantee Absolute and Unconditional.  To the fullest extent permitted by applicable law, each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between any Borrower and any of the Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2.  To the fullest extent permitted by applicable law, each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any Borrower or any of the Guarantors with respect to the Borrower Obligations.  Each Guarantor understands and agrees that the guarantee contained in this Section 2, to the fullest extent permitted by applicable law, shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, setoff or counterclaim (other than a defense of payment or performance)

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which may at any time be available to or be asserted by any Borrower or any other Person against the Administrative Agent or any Lender or (c) any other circumstance whatsoever (with or without notice to or knowledge of any Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of any Borrower for the Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance.  When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against any Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from any Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against any Guarantor.  For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

2.6.                              Reinstatement.  The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

2.7.                              Payments.  Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without setoff or counterclaim in Dollars at the Administrative Agent’s Office.

SECTION 3.   GRANT OF SECURITY INTEREST

Each Grantor hereby assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest other than Excluded Property (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor’s Obligations:

(a)          all Accounts;

(b)         all Chattel Paper;

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(c)          all Deposit Accounts;

(d)         all Documents;

(e)          all Equipment;

(f)            all Fixtures;

(g)         all General Intangibles;

(h)         all Instruments;

(i)             all Intellectual Property;

(j)             all Inventory;

(k)          all Investment Property;

(l)             all Letter of Credit Rights;

(m)       all Commercial Tort Claims with respect to the matters described on Schedule 7;

(n)         all other personal property not otherwise described above;

(o)         all books and records pertaining to the Collateral; and

(p)         to the extent not otherwise included, all Proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided, however, that notwithstanding any of the other provisions set forth in this Section 3, the term Collateral and the terms set forth in this Section defining the components of Collateral shall not include, and this Agreement shall not constitute a grant of a security interest in, any of the following (the “Excluded Property”): (i) any property to the extent that such grant of a security interest is prohibited by any applicable Law of a Governmental Authority, requires a consent not obtained of any Governmental Authority pursuant to such Law or is prohibited by, or constitutes a breach or default under or results in the termination of or gives rise to a right on the part of the parties thereto other than Holdings, the Company and the Company’s Subsidiaries to terminate (or materially modify) or requires any consent not obtained under any contract, license, agreement, instrument or other document evidencing or giving rise to such property or, in the case of any Investment Property, Pledged Equity or Pledged Debt, any applicable shareholder or similar agreement, except to the extent that such Law or the term in such contract, license, agreement, instrument or other document or shareholder or similar agreement providing for such prohibition, breach, default or right of termination or modification or requiring such consent is ineffective under applicable law, (ii) any property owned by any Grantor on the date hereof or hereafter acquired that is subject to a Lien securing a purchase money, project financing or capital or finance lease obligation permitted to be incurred pursuant to the Credit Agreement if

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the contract or other agreement in which such Lien is granted (or the documentation providing for such purchase money, project financing or capital or finance lease obligation) prohibits the creation of any other Lien on such property, (iii) any trucks, trailers, tractors, service vehicles, automobiles, rolling stock or other registered mobile equipment or equipment covered by certificates of title or ownership of any Grantor, (iv) Deposit Accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments or any other Deposit Account with an average annual balance of less than $5,000,000 and (v) the Equity Interests of Direct Holdings IP L.L.C., a Delaware limited liability company, and any joint venture in respect of which Holdings or any of its Subsidiaries holds an Equity Interest if (and only so long as), in any case, the grant of any such security interest is prohibited by, or constitutes a breach or default under or results in the termination of or gives rise to a right on the part of the parties thereto other than Holdings, the Company and the Company’s Subsidiaries to terminate (or materially modify) or requires any consent not obtained under any contract, license, agreement, instrument or other document evidencing or giving rise to such property or any applicable shareholder, joint venture or similar agreement; provided, however, that Excluded Property shall not include any Proceeds, substitutions or replacements of any Excluded Property referred to above and such Proceeds shall not constitute “Excluded Property” (unless such Proceeds, substitutions or replacements would constitute Excluded Property referred to above).  If an Event of Default shall have occurred and be continuing, each Grantor shall, if requested to do so by the Administrative Agent, use commercially reasonable efforts to obtain any required consent that is reasonably obtainable with respect to Collateral which the Administrative Agent reasonably determines to be material.

SECTION 4.   REPRESENTATIONS AND WARRANTIES

To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Grantor hereby represents and warrants to the Administrative Agent and each Lender that:

4.1.                              Title; No Other Liens.  Except for the security interest granted to the Administrative Agent for the ratable benefit of the Secured Parties pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Credit Agreement, such Grantor owns each item of the Collateral free and clear of any and all Liens.  No effective financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, pursuant to this Agreement or as are permitted by the Credit Agreement or as to which documentation to terminate the same shall have been delivered to the Administrative Agent.  For the avoidance of doubt, it is understood and agreed that any Grantor may, as part of its business, grant licenses to third parties to use Intellectual Property owned or developed by a Grantor.  For purposes of this Agreement and the other Loan Documents, such licensing activity shall not constitute a “Lien” on such Intellectual Property.  Each of the Administrative Agent and each Lender understands that any such licenses may be exclusive to the applicable licensees, and such exclusivity provisions may limit the ability of the Administrative Agent to utilize, sell, lease or transfer the related Intellectual Property or otherwise realize value from such Intellectual Property pursuant hereto.

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4.2.                              Perfected First Priority Liens.  The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name of each Grantor, is correct and complete in all material aspects as of the Closing Date.  The security interests granted pursuant to this Agreement (i) upon completion of the filings and other actions specified on Schedule 3 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Administrative Agent in completed and, where required, duly executed form) (x) will constitute valid perfected security interests in all of the Collateral (other than Intellectual Property) in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, as collateral security for such Grantor’s Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor, to the extent a security interest therein may be perfected by filing, recording or registration in the United States pursuant to the New York UCC, and (y) will constitute valid perfected security interests in all of the Collateral consisting of Intellectual Property in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, as collateral security for such Grantor’s Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor, to the extent a security interest therein may be perfected by filings to be made in the United States Patent and Trademark Office and the United States Copyright Office, and (ii) are prior to all other Liens on the Collateral in existence on the date hereof except for Liens permitted by the Credit Agreement which have priority over the Liens on the Collateral by operation of law (including the priority rules under the New York UCC) or which, in the case of Collateral consisting of Pledged Equity and Pledged Debt, are nonconsensual Liens permitted pursuant to Section 7.01 of the Credit Agreement to be prior to the security interests granted pursuant to this Agreement or which, in the case of Collateral other than Pledged Equity and Pledged Debt, are permitted pursuant to Section 7.01 of the Credit Agreement to be prior to the security interests granted pursuant to this Agreement.

4.3.                              Jurisdiction of Organization.  On the date hereof, such Grantor’s jurisdiction of organization and identification number from the jurisdiction of organization (if any) are specified on Schedule 4.  Such Grantor has furnished to the Administrative Agent a certified charter, certificate of incorporation or other organization document and long-form good standing certificate as of a date which is recent to the date hereof.

4.4.                              Inventory and Equipment.  On the date hereof, the Inventory and the Equipment of each Grantor are kept at the locations listed on Schedule 5.  The provisions of this Section 4.4 shall not apply to Equipment or Inventory in transit, that has been sold (including sales on consignment or approval in the ordinary course of business), that is out for repair, that is at other locations for purposes of onsite maintenance or repair or to Equipment and Inventory at locations with less than $5,000,000 in aggregate value.

4.5.                              Farm Products.  None of the Collateral constitutes, or is the Proceeds of, Farm Products.

4.6.                              Investment Property.  (a)  On the date hereof, the shares of Pledged Equity pledged by such Grantor hereunder constitute all the issued and outstanding shares of all classes of the Equity Interests of each Restricted Subsidiary owned by such Grantor or, in the case of Restricted Subsidiaries that are Foreign Subsidiaries or Domestic Subsidiaries substantially all of

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whose assets consist of voting Equity Interests of one or more Foreign Subsidiaries, the shares of such Issuers pledged by such Grantor constitute 65% of the outstanding Foreign Subsidiary Voting Stock of each such Issuer (or, if such Grantor owns less than 65% of the outstanding Foreign Subsidiary Voting Stock of any such Issuer, constitute all the Foreign Subsidiary Voting Stock of such Issuer owned by such Grantor) in each case to the extent required by clause (d) of the Collateral and Guarantee Requirement.

(b)         All the shares of the Pledged Equity as to which the Company or a Restricted Subsidiary of the Company is the Issuer have been duly and validly issued and are fully paid and nonassessable.

(c)          To the best of such Grantor’s knowledge, each of the Pledged Debt constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(d)         Such Grantor is the beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of any other Person, except the security interest created by this Agreement or nonconsensual Liens permitted pursuant to Section 7.01 of the Credit Agreement.

4.7.                              Receivables.  (a)  No amount payable to such Grantor under or in connection with any Receivable of an amount greater than $5,000,000 is evidenced by any Instrument or Chattel Paper which has not been delivered to the Administrative Agent.

(b)         As of the Effective Date, the aggregate amount of Receivables required to be included in Collateral owed by Governmental Authorities to the Grantors does not exceed $5,000,000.

4.8.                              Intellectual Property.  Schedule 6 lists all Intellectual Property (other than Copyright Licenses and Trademark Licenses) that is registered in the United States or for which application for registration in the United States has been filed and that is material to the operation of the business of the Company and its Subsidiaries taken as a whole owned by such Grantor in its own name on the date hereof.

4.9.                              Commercial Tort Claims.  On the date hereof, except to the extent listed in Section 3 above, no Grantor has knowledge of rights in any Commercial Tort Claim as to which it reasonably expects to recover more than $5,000,000.

SECTION 5.   COVENANTS

Each Grantor covenants and agrees with the Administrative Agent and the Lenders that, from and after the date of this Agreement until the Obligations (other than contingent indemnification and contingent expense reimbursement obligations, any Obligations

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in respect of Secured Hedge Agreements and Cash Management Obligations) shall have been paid in full, no Letter of Credit shall be outstanding and the Commitments shall have terminated:

5.1.                              Delivery of Instruments, Certificated Securities and Chattel Paper.  (a)  If (i) any amount in excess of $5,000,000 owed by any Subsidiary of the Company to any Grantor or (ii) any other amount in excess of $5,000,000 payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper, such Instrument, Certificated Security or Chattel Paper shall be delivered as soon as reasonably practicable to the Administrative Agent, duly indorsed in a manner reasonably satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement.

(b)         Any Guarantee required to be subordinated pursuant to Section 7.03(c)(C) of the Credit Agreement and any Indebtedness required to be subordinated pursuant to Section 7.03(d) of the Credit Agreement shall, in each case, be fully subordinated to the payment in full of the Obligations.

5.2.                              Maintenance of Insurance.  (a)  Such Grantor will maintain the insurance required by Section 6.07 of the Credit Agreement.

(b)         All such insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days or, in the case of insurance existing as of the date hereof, at least 10 days after receipt by the Administrative Agent of written notice thereof and (ii) name the Administrative Agent as insured party or loss payee.

5.3.                              Maintenance of Perfected Security Interest; Further Documentation.  (a)  Such Grantor shall take all actions reasonably requested by the Administrative Agent to maintain the security interest created by this Agreement as a security interest having at least the perfection and priority described in Section 4.2 and shall take all commercially reasonable actions to defend such security interest against the claims and demands of all Persons whomsoever, subject in each case to, in the case of Collateral consisting of Pledged Equity and Pledged Debt, nonconsensual Liens permitted by Section 7.01 of the Credit Agreement and, in the case of Collateral other than Pledged Equity and Pledged Debt, Liens permitted by the Credit Agreement and to the rights of such Grantor under the Loan Documents to dispose of the Collateral.

(b)         Such Grantor will furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection therewith as the Administrative Agent may reasonably request, all in reasonable detail.  Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 6.01(a) of the Credit Agreement, the Company shall deliver to the Administrative Agent a certificate executed by the associate general counsel or the chief legal officer of the Company setting forth the information required pursuant to the Perfection Certificate or confirming that there has been no change in such information since the date of such certificate or the date of the most recent certificate delivered pursuant to this Section 5.3(b).

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(c)          At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) filing any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (ii) in the case of Investment Property not issued by the Company or its Subsidiaries, Deposit Accounts, Letter of Credit Rights and any other relevant Collateral, using commercially reasonable efforts to take, at any time after the occurrence and during the continuation of an Event of Default, any actions necessary to enable the Administrative Agent to obtain “control” (within the meaning of the applicable Uniform Commercial Code) with respect thereto.

5.4.                              Changes in Locations, Name, etc.  Such Grantor will not, except upon 10 days’ prior written notice to the Administrative Agent (or such shorter notice as shall be reasonably satisfactory to the Administrative Agent) and delivery to the Administrative Agent of all additional executed financing statements and other documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein, (i) change its jurisdiction of organization from that referred to in Section 4.3 or (ii) change its name.

5.5.                              Notices.  Such Grantor will advise the Administrative Agent promptly, in reasonable detail, of:

(a)          any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral which would adversely affect the ability of the Administrative Agent to exercise any of its remedies hereunder; and

(b)         the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

5.6.                              Investment Property.  (a)  If such Grantor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Equity Interests of any Restricted Subsidiary, which Equity Interests are required to have been pledged pursuant to clause (d) of the Collateral and Guarantee Requirement, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Equity, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Administrative Agent and the Lenders, hold the same in trust for the Administrative Agent and the Lenders and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by such Grantor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations (provided that stock certificates representing the Pledged Equity of any Foreign

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Immaterial Subsidiary need not be delivered to the Administrative Agent for so long as such Foreign Immaterial Subsidiary remains a Foreign Immaterial Subsidiary).  If an Event of Default shall have occurred and be continuing, and any distribution of capital to a Grantor (other than cash) required to be included in Collateral shall be made on or in respect of the Investment Property or any property (other than cash) required to be included in Collateral shall be distributed to a Grantor upon or with respect to the Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, such Grantor shall, unless such distribution of capital or property is otherwise subject to a perfected security interest in favor of the Administrative Agent, use commercially reasonable efforts to cause it to be subject to a perfected security interest in favor of the Administrative Agent to the extent and in the manner required pursuant to Section 5.3 hereof.  If any such property so distributed in respect of the Investment Property shall be received by such Grantor, such Grantor shall, until such property is delivered to the Administrative Agent, hold such property in trust for the Administrative Agent and the Lenders as additional collateral security for the Obligations.

(b)         Without the prior written consent of the Administrative Agent, such consent not to be unreasonably withheld, such Grantor will not (i) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement), (ii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or permitted under Section 7.01 of the Credit Agreement or (iii) except as permitted by the Credit Agreement, enter, subsequent to the date upon which such Investment Property becomes Collateral hereunder, into any agreement (other than the Credit Agreement) or undertaking restricting the right or ability of such Grantor or the Administrative Agent to sell, assign or transfer any of the Investment Property required to be included in Collateral or Proceeds thereof.

(c)          In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Investment Property required to be included in Collateral issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.6(a) with respect to such Investment Property issued by it and (iii) the terms of Sections 6.3(c) and 6.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) and 6.7 with respect to such Investment Property issued by it.

(d)         No Grantor shall permit any security interest in certificated Pledged Equity of any Issuer that is not a Subsidiary to be perfected by possession in favor of a Person other than the Administrative Agent.

(e)          The Company shall not permit any security interest in certificated Pledged Equity of 1302791 Alberta ULC (or any ULC parent entity thereof that is a Foreign Subsidiary the Equity Interests of which are directly owned by the Company or a U.S. Guarantor) to be perfected by possession in favor of a Person other than the Administrative Agent (and shall so

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perfect by possession in favor of the Administrative Agent on behalf of the Secured Parties upon the reasonable request of the Administrative Agent).

5.7.                              Receivables.  (a)  Other than in the ordinary course of business, such Grantor will not (i) grant any extension of the time of payment of any Receivable required to be included in Collateral, (ii) compromise or settle any Receivable required to be included in Collateral for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable required to be included in Collateral, (iv) allow any credit or discount whatsoever on any Receivable required to be included in Collateral or (v) amend, supplement or modify any Receivable required to be included in Collateral in any manner that could adversely affect the value thereof.

(b)         Such Grantor will deliver to the Administrative Agent a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 20% of the aggregate amount of the then-outstanding Receivables.

(c)          If such Grantor shall enter into any contract or other transaction with an Applicable Governmental Authority (as defined below) which will result in an Applicable Governmental Authority becoming an obligor on any Receivable required to be included in Collateral of an amount greater than $5,000,000, such Grantor shall (i) promptly thereafter notify the Administrative Agent thereof, (ii) provide to the Administrative Agent all such documents and instruments, and take all such actions, as shall be reasonably requested by the Administrative Agent to enable the Administrative Agent to comply with the requirements of the Federal Assignment of Claims Act or any other applicable Law to perfect its security interest in such Receivables and obtain the benefits of such Act or Law with respect thereto and (iii) otherwise comply with its obligations under Section 5.3(c) with respect thereto.  As used in this paragraph, the term “Applicable Governmental Authority” shall mean any Governmental Authority the  Law applicable to which provide that, for a creditor of a Person to which such Governmental Authority has an obligation to pay money, whether pursuant to a Receivable, a General Intangible or otherwise, to perfect such creditor’s Lien on such obligation and/or to obtain the full benefits of such Lien and such Law, certain notice, filing, recording or other similar actions other than the filing of a financing statement under the Uniform Commercial Code must be given, executed, filed, recorded, delivered or completed, including, without limitation, any Federal Governmental Authority to which the Federal Assignment of Claims Act of 1940 is applicable.

5.8.                              Intellectual Property.  (a)  Such Grantor (either itself or through licensees) will (i) continue to use each Trademark that is material to the operation of the business of the Company and its Subsidiaries taken as a whole on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Law, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent, for the ratable benefit of the Secured Parties, shall obtain a perfected security interest in such mark pursuant to this Agreement and (v) not (and not permit any licensee or sublicensee thereof to) do any act or

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knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any material respect.

(b)         Such Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any Patent that is material to the operation of the business of the Company and its Subsidiaries taken as a whole may become forfeited, abandoned or dedicated to the public.

(c)          Such Grantor (either itself or through licensees) (i) will employ each Copyright that is material to the operation of the business of the Company and its Subsidiaries taken as a whole and (ii) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any portion of the Copyrights that is material to the operation of the business of the Company and its Subsidiaries taken as a whole may become invalidated or otherwise impaired.  Such Grantor will not (either itself or through licensees) do any act whereby any portion of the Copyrights that is material to the operation of the business of the Company and its Subsidiaries taken as a whole may fall into the public domain.

(d)         Such Grantor (either itself or through licensees) will not do any act that knowingly uses any Intellectual Property that is material to the operation of the business of the Company and its Subsidiaries taken as a whole to infringe the intellectual property rights of any other Person.

(e)          Such Grantor will notify the Administrative Agent immediately if it knows, or has reason to know, that any application or registration relating to any Intellectual Property that is material to the operation of the business of the Company and its Subsidiaries taken as a whole may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor’s ownership of, or the validity of, any such Intellectual Property or such Grantor’s right to register the same or to own and maintain the same.

(f)            In the event such Grantor, either by itself or through any agent, employee, licensee or designee, shall in any fiscal year file an application for the registration of any Intellectual Property that is material to the operation of the Company and its Subsidiaries taken as a whole with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Administrative Agent at the time of delivery of annual financial statements with respect to such fiscal year pursuant to Section 6.01(a) of the Credit Agreement.  Upon reasonable request of the Administrative Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent’s and the Lenders’ security interest in any such Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

(g)         Such Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United

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States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Intellectual Property that is material to the operation of the business of the Company and its Subsidiaries taken as a whole, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

(h)         In the event that any Intellectual Property that is material to the operation of the business of the Company and its Subsidiaries taken as a whole is infringed, misappropriated or diluted by a third party, such Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Administrative Agent after it learns thereof and sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

(i)             Notwithstanding anything to the contrary in this Agreement, subject to the provisions of the Credit Agreement, nothing shall prevent any Grantor in the ordinary course of business from abandoning, ceasing to use or otherwise impairing or disposing of any Intellectual Property if such Grantor reasonably believes that doing so is in its business interests.  For the avoidance of doubt, nothing in this Section 5.8 shall prohibit a sale, transfer or disposition of any Intellectual Property made in accordance with Sections 7.04 or 7.05 of the Credit Agreement.

(j)             No Grantor shall, and the Grantors in the aggregate shall not, make filings in the United States Copyright Office or the United States Trademark Office to perfect any security interest in all or substantially all of the Copyright Licenses held by the Grantors in the aggregate or all or substantially all of the Trademark Licenses held by the Grantors in the aggregate (other than to perfect the security interest in such Copyright Licenses and Trademark Licenses securing the Obligations).

(k)          Upon and during the continuance of an Event of Default, each Grantor shall use all commercially reasonable efforts to obtain all requisite consents or approvals under each Copyright License, Patent License and Trademark License reasonably requested by the Administrative Agent to effect the assignment of all such Grantor’s right, title and interest thereunder to the Administrative Agent or its designee.

5.9.                              Commercial Tort Claims.  If such Grantor shall obtain an interest in any Commercial Tort Claim as to which it determines that it reasonably expects to recover more than $5,000,000, such Grantor shall within 30 days of making such determination (or such other period reasonably satisfactory to the Administrative Agent) sign and deliver documentation reasonably acceptable to the Administrative Agent granting a security interest under the terms and provisions of this Agreement in and to such Commercial Tort Claim.

SECTION 6.   REMEDIAL PROVISIONS

6.1.                              Certain Matters Relating to Receivables.  (a)  The Administrative Agent shall have the right annually (or, if an Event of Default has occurred and is continuing, at any

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time) to make test verifications of the Receivables required to be included in Collateral in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Administrative Agent may require in connection with such test verifications.  Annually (or, if an Event of Default has occurred and is continuing, at any time), upon the Administrative Agent’s reasonable request and at the expense of the relevant Grantor, such Grantor shall use commercially reasonable efforts to cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, such Receivables.

(b)         The Administrative Agent hereby authorizes each Grantor to collect such Grantor’s Receivables required to be included in Collateral and the Administrative Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default.  If required by the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of such Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent if required, in a Collateral Account maintained under the sole dominion and control of the Administrative Agent, subject to withdrawal by the Administrative Agent for the account of the Lenders only as provided in Section 6.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Grantor.  Each such deposit of Proceeds of Receivables required to be included in Collateral shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

(c)          If an Event of Default has occurred and is continuing, at the Administrative Agent’s request, each Grantor shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables required to be included in Collateral, including, without limitation, all original orders, invoices and shipping receipts.

6.2.                              Communications with Obligors; Grantors Remain Liable.  (a)  The Administrative Agent in its own name or in the name of others may at any time when an Event of Default has occurred and is continuing, communicate with obligors under the Receivables required to be included in Collateral to verify with them to the Administrative Agent’s satisfaction the existence, amount and terms of any such Receivables.

(b)         Upon the request of the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables required to be included in Collateral that such Receivables have been assigned to the Administrative Agent for the ratable benefit of the Secured Parties and that payments in respect thereof shall be made directly to the Administrative Agent.

(c)          Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables required to be included in Collateral to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto.  Neither the Administrative

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Agent nor any Lender shall have any obligation or liability under any such Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any Lender of any payment relating thereto, nor shall the Administrative Agent or any Lender be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any such Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

6.3.                              Pledged Equity.  (a)  Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the relevant Grantor of the Administrative Agent’s intent to exercise its corresponding rights pursuant to Section 6.3(b), each Grantor shall be permitted to receive all dividends (other than dividends payable in Equity Interests) paid in respect of the Pledged Equity and all payments made in respect of the Pledged Debt, in each case to the extent permitted in the Credit Agreement, and to exercise all voting and corporate or other organizational rights with respect to the Investment Property; provided, however, that such Grantor will not be entitled to exercise any such right if the result thereof could materially and adversely affect the rights inuring to a holder of the Investment Property or the rights and remedies of the Administrative Agent or the Lenders under any Loan Document or the ability of the Administrative Agent or the Lenders to exercise the same.

(b)         If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Administrative Agent shall have the right to receive any and all cash dividends, payments (including sums paid upon the liquidation or dissolution of any Issuer or in connection with any distribution of capital) or other Proceeds paid in respect of the Investment Property and make application thereof to the Obligations in accordance with the provisions of the Credit Agreement and (ii) any or all of the Investment Property shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Investment Property at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other organizational structure of any Issuer, or upon the exercise by any Grantor or the Administrative Agent of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.  If any sums of money paid or distributed in respect of Investment Property, which the Administrative Agent shall be entitled to receive pursuant to clause (i) above, shall be received by a Grantor, such Grantor shall, until such

20

money is paid to the Administrative Agent, hold such money in trust for the Administrative Agent and the Lenders as additional collateral for the Obligations.

(c)          Each Grantor hereby authorizes and instructs each Issuer of any Investment Property pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Administrative Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Investment Property directly to the Administrative Agent.

6.4.                              Proceeds to be Turned Over to Administrative Agent.  If an Event of Default occurs and is continuing and the Administrative Agent so requests, all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Administrative Agent, if required).  All Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in a Collateral Account maintained under its sole dominion and control.  All Proceeds while held by the Administrative Agent in a Collateral Account (or by such Grantor in trust for the Administrative Agent and the Lenders) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.5.

6.5.                              Application of Proceeds.  At such intervals as may be agreed upon by the Company and the Administrative Agent, or, if an Event of Default has occurred and is continuing, at any time at the Administrative Agent’s election, the Administrative Agent shall apply all or any part of Proceeds required to be included in Collateral, whether or not held in any Collateral Account, and any proceeds of the guarantee set forth in Section 2, in payment of the Obligations in accordance with Section 8.04 of the Credit Agreement, and any part of such funds which the Administrative Agent elects not so to apply and deems not required as collateral security for the Obligations shall be paid over from time to time by the Administrative Agent to the Company or to whosoever may be lawfully entitled to receive the same.  Any balance of such Proceeds remaining after the Obligations shall have been paid in full, no Letters of Credit shall be outstanding and the Commitments shall have terminated shall be paid over to the Company or to whomsoever may be lawfully entitled to receive the same.

6.6.                              Code and Other Remedies.  If an Event of Default occurs and is continuing, the Administrative Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law.  Without limiting the generality of the foregoing, if an Event of Default occurs and is continuing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are

21

hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk.  The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released.  Each Grantor further agrees, at the Administrative Agent’s request following and during the continuance of an Event of Default, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor’s premises or elsewhere.  The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.6, after deducting all reasonable out-of-pocket costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Administrative Agent may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the New York UCC, need the Administrative Agent account for the surplus, if any, to any Grantor.  To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder.  If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

6.7.                              Registration Rights.  (a)  If the Administrative Agent shall determine to exercise its rights to sell all or any of the Pledged Equity pursuant to Section 6.6, and if, in the opinion of the Administrative Agent, it is necessary or advisable to have the Pledged Equity, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register the Pledged Equity, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Equity, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto.  Each Grantor agrees to cause such Issuer to comply with the provisions of the securities or “Blue Sky” laws of any and all jurisdictions which the Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

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(b)         Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Equity, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof.  Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner.  The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Equity for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

(c)          Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Equity pursuant to this Section 6.7 valid and binding and in compliance with any and all other applicable Law.  Each Grantor further agrees that a breach of any of the covenants contained in this Section 6.7 will cause irreparable injury to the Administrative Agent and the Lenders, that the Administrative Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.7 shall be specifically enforceable against such Grantor, and such Grantor hereby waives, to the fullest extent permitted by applicable law, and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing under the Credit Agreement.

6.8.                              Deficiency.  Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the reasonable fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency.

SECTION 7.   THE ADMINISTRATIVE AGENT

7.1.                              Administrative Agent’s Appointment as Attorney-in-Fact, etc.  (a)  Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

(i)                                     in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable required to be included

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in Collateral hereunder or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any such Receivable or with respect to any other Collateral whenever payable;

(ii)                                  in the case of any Intellectual Property required to be included in Collateral hereunder, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Administrative Agent’s and the Lenders’ security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

(iii)                               pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

(iv)                              execute, in connection with any sale provided for in Section 6.6 or 6.7, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

(v)                                 (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may reasonably deem appropriate; (7) subject to any licenses (and the rights granted therein) existing at the time of such assignment, assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent’s and the Lenders’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

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Anything in this Section 7.1(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

(b)         If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c)          The reasonable out-of-pocket expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the highest rate per annum at which interest would then be payable on any category of past due Base Rate Loans under the Credit Agreement, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent on demand.

(d)         Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.  All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

7.2.                              Duty of Administrative Agent.  The Administrative Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account.  Neither the Administrative Agent, any Lender nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.  The powers conferred on the Administrative Agent and the Lenders hereunder are solely to protect the Administrative Agent’s and the Lenders’ interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Lender to exercise any such powers.  The Administrative Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

7.3.                              Execution of Financing Statements.  Pursuant to any applicable law, each Grantor authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Administrative Agent determines appropriate to perfect the security interests of the Administrative Agent under this Agreement.  Each Grantor authorizes the Administrative Agent to use the collateral description “all personal property” or “all assets” in any such financing statements.  Each Grantor hereby ratifies and authorizes the filing by the Administrative Agent of any financing statement with respect to the Collateral made prior to the date hereof; provided that, at the reasonable request of any Grantor,

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the Administrative Agent shall amend any such statement (and any other financing statement filed by the Administrative Agent in connection with this Agreement) to exclude any property that is released from, or otherwise not included in, the Collateral.  The Administrative Agent agrees promptly to furnish copies of all such filings to the Company.

7.4.                              Authority of Administrative Agent.  Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

SECTION 8.   MISCELLANEOUS

8.1.                              Amendments in Writing.  None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.01 of the Credit Agreement.

8.2.                              Notices.  All notices, requests and demands to or upon the Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in Section 10.02 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1.

8.3.                              No Waiver by Course of Conduct; Cumulative Remedies.  Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default.  No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof.  No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion.  The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

8.4.                              Enforcement Expenses; Indemnification.  (a)  Each Guarantor agrees to pay or reimburse each Lender and the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

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(b)         Each Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

(c)          Each Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments and suits and related reasonable out-of-pocket expenses (including Attorney Costs) of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Company would be required to do so pursuant to Section 10.05 of the Credit Agreement.

(d)         The agreements in this Section 8.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

8.5.                              Successors and Assigns.  This Agreement shall be binding upon the permitted successors and assigns of each Grantor and shall inure to the benefit of the Administrative Agent and the Lenders and their permitted successors and assigns; provided that no Grantor may, except pursuant to a merger or consolidation permitted by the Credit Agreement, assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

8.6.                              Setoff.  In addition to any rights and remedies of the Lenders provided by Law, upon the occurrence and during the continuance of any Event of Default, each Lender and its Affiliates is authorized at any time and from time to time, without prior notice to any Grantor, any such notice being waived by each Grantor to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other Indebtedness at any time owing by, such Lender and its Affiliates to or for the credit or the account of any Grantor against any and all Obligations owing to such Lender and its Affiliates hereunder or under any other Loan Document, now or hereafter existing, irrespective of whether or not such Agent or such Lender or Affiliate shall have made demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebtedness; provided that, in the case of any such deposits or other Indebtedness for the credit or the account of any Foreign Subsidiary, such set off may only be against any Obligations of Foreign Subsidiaries.  Each Lender agrees promptly to notify such Grantor and the Administrative Agent after any such set off and application made by such Lender; provided, that the failure to give such notice shall not affect the validity of such setoff and application.  The rights of the Administrative Agent and each Lender under this Section 8.6 are in addition to other rights and remedies (including other rights of setoff) that the Administrative Agent and such Lender may have.

8.7.                              Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery by telecopier of an executed counterpart of a signature

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page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.

8.8.                              Severability.  If any provision of this Agreement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.9.                              Section Headings.  The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

8.10.                        Integration.  This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter.

8.11.                     GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

8.12.                        Submission To Jurisdiction; Waivers.  (a)  Any legal action or proceeding arising under any Loan Document or in any way connected with or related or incidental to the dealings of the parties hereto or any of them with respect to any Loan Document, or the transactions related thereto, in each case whether now existing or hereafter arising, may be brought in the courts of the State of New York sitting in New York City or of the United States for the Southern District of such State, and by execution and delivery of this Agreement, each Grantor and the Administrative Agent consents, for itself and in respect of its property, to the non-exclusive jurisdiction of those courts.  Each Grantor and the Administrative Agent irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such courts in respect of any Loan Document or other document related thereto.

(b)  Each Grantor hereby irrevocably and unconditionally:

(i)                                     agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

(ii)                                  agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

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(iii)                               waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

8.13.                        Acknowledgments.  Each Grantor hereby acknowledges that:

(a)          it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b)         neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)          no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Grantors and the Lenders.

8.14.                        Additional Guarantors and Grantors.  Each Subsidiary of the Company that is required to become a party to this Agreement pursuant to Section 6.10 of the Credit Agreement shall become a Guarantor and a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of a Security Agreement Supplement in the form of Annex 1 hereto.

8.15.                        Releases.  (a)  At such time as the Loans and the other Obligations (other than contingent indemnification and contingent expense reimbursement obligations, Obligations in respect of Secured Hedge Agreements and Cash Management Obligations) shall have been paid in full, the Commitments have been terminated and no Letters of Credit shall be outstanding, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors.  At the request and sole expense of any Grantor following any such termination, the Administrative Agent shall deliver to such Grantor any Collateral held by the Administrative Agent hereunder and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

(b)         If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then (i) the Liens created hereby on such Collateral shall automatically be released and (ii) the Administrative Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral.  If any of the Collateral shall become Specified Assets described in clause (b) of the definition thereof (taking into account the proviso thereto), then (A) the Liens created hereby on such Collateral shall automatically be released and (ii) the Administrative Agent, at the request and sole expense of the Company, shall execute and deliver to the Company or the

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relevant Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral.  In addition, at the request and at the sole expense of the Company, the Administrative Agent agrees to (x) provide to each Grantor a power of attorney to execute any document reasonably required to permit any sale permitted by the Credit Agreement of any asset, the perfection of which is governed by a certificate-of-title statute, free of the Liens created by the Security Documents and (y) with respect to any jurisdiction in which releases executed pursuant to such power of attorney are insufficient to release such Liens, (1) execute in blank any document reasonably required to permit any sale permitted by the Credit Agreement of any asset, the perfection of which is governed by a certificate-of-title statute, free of the Liens created by the Security Documents and (2) authorize such Grantor to fill in the relevant information to release such Lien.  At the request and sole expense of the Company, a Subsidiary Guarantor shall be released from its obligations hereunder in the event that all the Equity Interests of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement; provided that the Company shall have delivered to the Administrative Agent, at least five Business Days prior to the date of the proposed release, a written request for release identifying the relevant Subsidiary Guarantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Company stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

8.16.                     WAIVER OF JURY TRIAL.  EACH GRANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 10.17 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

8.17.                        Effectiveness of the Merger; Assignment and Delegation to and Assumption by Reader’s Digest.  Reader’s Digest and its Subsidiaries shall have no rights or obligations hereunder until the consummation of the Merger and any representations and warranties of Reader’s Digest or any of its Subsidiaries hereunder shall not become effective until such time.  Upon consummation of the Merger, Reader’s Digest shall succeed to all the rights and obligations of Doctor Acquisition Co. under this Agreement and all rights, obligations, representations and warranties of Reader’s Digest and its Subsidiaries shall become effective as of the date hereof, without any further action by any Person.

8.18.                        German Borrower Security.  Notwithstanding any provision to the contrary in any Loan Document or any Secured Hedge Agreement, any guarantees, security interests or other security provided under or in connection with this Agreement or any other

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Loan Document or any Secured Hedge Agreement (“Security”) shall at all times exclude direct or indirect access to Specified Assets other than Specified Assets of the German Borrower (in particular, no security in rem (dingliche Sicherheit) in Specified Assets other than Specified Assets of the German Borrower shall be created (or, in the event such exclusion is not possible under applicable law, no such security in rem shall be enforceable), and no disposal restriction (Verfügungsbeschränkung) and no submission to immediate foreclosure (Unterwerfung unter die sofortige Zwangsvollstreckung) regarding Specified Assets other than Specified Assets of the German Borrower shall apply with respect to any contractual claim (schuldrechtlicher Anspruch) in favor of any Secured Party).  The restriction set forth in this Section 8.18 shall be applicable if and only to the extent that (and only for so long as) (a) such Security secures Obligations of the German Borrower and (b) direct or indirect access to such Specified Assets would result in adverse tax consequences to Holdings and its Subsidiaries as a consequence of § 8a of the German Corporate Income Tax Act (Körperschaftsteuergesetz) as amended from time to time or of any future rules replacing § 8a of the German Corporate Income Tax Act (Körperschaftsteuergesetz).

8.19.                        Parallel Obligations

(a)  Solely for purposes of the validity and enforcement of any security interest granted to the Secured Parties in any Equity Interests or other assets governed by German law, each of the parties hereto agrees (and each Secured Party by its execution of the Credit Agreement or its Assignment and Assumption agrees), and each of the Loan Parties acknowledges by way of an abstract acknowledgement of debt (abstraktes Schuldanerkenntnis as effective under German law) (the “Acknowledgement”), that the Obligations of such Loan Party (and each of their respective permitted successors and assigns) (the “Original Obligations”) shall also be owing in full to the Administrative Agent (and its permitted successors and assigns), and that accordingly the Administrative Agent will have its own independent right to demand performance by the respective Loan Party of the Obligations of such Loan Party (such Obligations owed to the Administrative Agent, the “Parallel Obligations”).  Any payment by any Loan Party of its Parallel Obligations shall to the same extent reduce and be a good discharge of the corresponding Original Obligations of such Loan Party owing to the relevant Secured Parties, and payment by any Loan Party of its Original Obligations to the relevant Secured Parties shall to the same extent reduce and be a good discharge of the Parallel Obligations owing by it to the Administrative Agent.  The Administrative Agent undertakes to each Loan Party that in the case of any discharge of any such obligation owing to one of the Administrative Agent or a Secured Party, it will, to the same extent, not make a claim against such Loan Party under the Acknowledgement at any time, provided that any such claims can be made against such Loan Party if such discharge is made by virtue of any set off, counterclaim or similar defense invoked by such Loan Party vis-a-vis the Administrative Agent other than with respect to claims arising under the Loan Documents.

(b)  Without limiting or affecting the Administrative Agent’s rights against the Loan Parties (whether under this Section 8.19 or under any other provision of the Loan Documents), the Administrative Agent agrees with each other Secured Party that it will not exercise its rights under the Acknowledgement with respect to Obligations owed to such Secured Party except with the consent of such Secured Party, which consent is hereby deemed given by its execution of the Credit Agreement or its Assignment and Assumption.  Nothing in the

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previous sentence shall in any way limit the Administrative Agent’s right to act in the protection or preservation of rights under or to enforce any Collateral Document (or to do any act reasonably incidental to the foregoing).

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IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

By:	/s/ Christopher Minnetian
	Name:	Christopher Minnetian
	Title:	President, Treasurer and Secretary of each of the loan parties listed on Exhibit A

[Signature Page to Guarantee & Collateral Agreement]

By:	/s/ Clifford H.R. DuPree
	Name:	Clifford H.R. DuPree
	Title:	Secretary of each of Loan Parties listed on Exhibit B

[SIGNATURE PAGE TO GUARANTEE AND COLLATERAL AGREEMENT]

By:	/s/ Karen E. Andrews
	Name:	Karen E. Andrews
	Title:	Secretary of each of the Loan Parties listed on Exhibit C

[SIGNATURE PAGE TO GUARANTEE AND COLLATERAL AGREEMENT]

Solely for purposes of Sections 8.18 and 8.19:
RD GERMAN HOLDINGS GmbH

By:	/s/ Werner Neunzig
	Name:	Werner Neunzig
	Title:	Managing Director

[SIGNATURE PAGE TO GUARANTEE AND COLLATERAL AGREEMENT]

By:	/s/ Randolph H. Elkins
	Name:	Randolph H. Elkins
	Title:	Secretary of each of the Loan Parties listed on Exhibit D

[SIGNATURE PAGE TO GUARANTEE AND COLLATERAL AGREEMENT]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Gary L. Spevack
	Name:	Gary L. Spevack
	Title:	Vice President

[SIGNATURE PAGE TO GUARANTEE AND COLLATERAL AGREEMENT]

Exhibit A

RDA Holding Co.

Doctor Acquisition Co.

Exhibit B

The Reader’s Digest Association, Inc.

Allrecipes.com, Inc.

Ardee Music Publishing, Inc.

Books Are Fun, Ltd.

Christmas Angel Productions, Inc.

Pegasus Asia Investments, Inc.

Pegasus Finance Corp.

Pegasus Investment, Inc.

Pegasus Sales, Inc.

Pleasantville Music Publishing, Inc.

QSP, Inc.

Family Reading Program Corp.

QSP Distribution Services, LLC

QSP Products and Programs, LLC

QSP Sales, LLC

QSP Services, LLC

QSP Ventures, LLC

Fundraising.com, Inc.

Reiman Media Group, Inc.

Taste of Home Productions, Inc.

Taste of Home Media Group, Inc.

World Wide Country Tours, Inc.

VideOvation, Inc.

R. D. Manufacturing Corporation

RD Publications, Inc.

Home Service Publications, Inc.

RD Large Edition, Inc.

RD Trade Shows, Inc.

RD Walking, Inc.

Retirement Living Publishing Company, Inc.

Travel Publications, Inc.

RD Member Services, Inc.

Reader’s Digest Children’s Publishing, Ine.

Reader’s Digest Consumer Services, Inc.

RD Magazine Value Partners, Inc.

Reader’s Digest Entertainment, Inc.

Reader’s Digest Financial Services, Inc.

Taste of Home Entertaining, Inc.

Reader’s Digest Latinoamerica S.A.

WAPLA, LLC

Reader’s Digest Sales and Services, Inc.

Reader’s Digest Sub Nine, Inc.

Reader’s Digest Young Families, Inc.

SMDDMS, Inc.

The Reader’s Digest Association (Russia) Incorporated

W.A. Publications, LLC

Exhibit C

WRC Media Inc.

CompassLearning, Inc.

Weekly Reader Corporation

Lifetime Learning Systems, Inc.

World Almanac Education Group, Inc.

Funk & Wagnalls Yearbook Corp.

Gareth Stevens, Inc.

Exhibit D

Direct Holdings U.S. Corp.

Direct Holdings Americas inc.

Direct Holdings Custom Publishing Inc.

Direct Holdings Education Inc.

Alex Inc.

Direct Holdings Customer Service, Inc.

Direct Holdings Libraries Inc.

ACKNOWLEDGMENT AND CONSENT***

The undersigned hereby acknowledges receipt of a copy of the Guarantee and Collateral Agreement dated as of March 2, 2007 (the “Agreement”), made by the Grantors parties thereto for the benefit of JPMORGAN CHASE BANK, N.A., as Administrative Agent.  The undersigned agrees for the benefit of the Administrative Agent and the Lenders as follows:

1.     The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

2.     The undersigned will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.6(a) of the Agreement.

3.     The terms of Sections 6.3(c) and 6.7 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 of the Agreement.

[NAME OF ISSUER]

By
Name:
Title:

Address for Notices:

Fax:

***         This consent is necessary only with respect to any Issuer which is not also a Grantor.  This consent may be modified or eliminated with respect to any Issuer that is not controlled by a Grantor.

Annex 1 to

Guarantee and Collateral Agreement

ASSUMPTION AGREEMENT, dated as of                                 , 20    , made by                                                   , a                              corporation (the “Additional Grantor”), in favor of JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), for the lending and other financial institutions (the “Lenders”) parties to the Credit Agreement referred to below.  All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

W I T N E S S E T H :

WHEREAS, RDA HOLDING CO., a Delaware corporation (“Holdings”), THE READER’S DIGEST ASSOCIATION, INC., a Delaware corporation (the “Company”), the Overseas Borrowers, the Lenders and the Administrative Agent have entered into a Credit Agreement, dated as of March 2, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, Holdings, the Company and certain of the Company’s Subsidiaries (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of March 2, 2007 (as amended, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) in favor of the Administrative Agent for the benefit of the Lenders;

WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1.             Guarantee and Collateral Agreement.  By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.14 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Guarantor and a Grantor thereunder with the same force and effect as if originally named therein as a Guarantor and a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor and a Grantor thereunder.  The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Guarantee and Collateral Agreement.  The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

2.     GOVERNING LAW.  THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:
Name:
Title:

[Schedules to

Guarantee and Collateral Agreement]

Schedule 1

Notice Addresses

Company Name	Legal Address

RDA Holding Co.	One Rockefeller Plaza, 32nd Floor New York, NY 10020

Doctor Acqusition Co.	One Rockefeller Plaza, 32nd Floor New York, NY 10020

The Reader’s Digest Association, Inc.	Reader’s Digest Road Pleasantville, NY 10570

Allrecipes.com, Inc.	3317 3rd Ave. S, Suite D Seattle, WA 98134

Ardee Music Publishing, Inc.	260 Madison Avenue New York, New York 10016

Books Are Fun, Ltd.	1680 Highway 1 North Fairfield, Iowa 52556

Christmas Angel Productions, Inc.	Reader’s Digest Road Pleasantville, NY 10570

Family Reading Program Corp.	Reader’s Digest Road Pleasantville, NY 10570

Home Service Publications, Inc.	Reader’s Digest Road Pleasantville, NY 10570

Pegasus Asia Investments, Inc.	Reader’s Digest Road Pleasantville, NY 10570

Pegasus Finance Corp.	802 North West Street Wilmington, DE 19801

Pegasus Investment, Inc.	Reader’s Digest Road Pleasantville, NY 10570

Pegasus Sales, Inc.	Reader’s Digest Road Pleasantville, NY 10570

Pleasantville Music Publishing, Inc.	Reader’s Digest Road Pleasantville, NY 10570

QSP, Inc.	Reader’s Digest Road Pleasantville, NY 10570

QSP Distribution Services, LLC	2175 East Park Drive, Suite A Conyers, GA 30013-5743

QSP Products and Programs, LLC	Reader’s Digest Road Pleasantville, NY 10570

QSP Sales, LLC	Reader’s Digest Road Pleasantville, NY 10570

QSP Services, LLC	Reader’s Digest Road Pleasantville, NY 10570

QSP Ventures, LLC	Reader’s Digest Road Pleasantville, NY 10570

RD Large Edition, Inc.	Reader’s Digest Road Pleasantville, NY 10570

RD Magazine Value Partners, Inc.	Reader’s Digest Road Pleasantville, NY 10570

R. D. Manufacturing Corporation	Reader’s Digest Road Pleasantville, NY 10570

RD Member Services, Inc.	Reader’s Digest Road Pleasantville, NY 10570

RD Publications, Inc.	Reader’s Digest Road Pleasantville, NY 10570

RD Trade Shows, Inc.	Reader’s Digest Road Pleasantville, NY 10570

RD Walking, Inc.	Reader’s Digest Road Pleasantville, NY 10570

Reader’s Digest Children’s Publishing, Inc.	Reader’s Digest Road Pleasantville, NY 10570

Reader’s Digest Consumer Services, Inc.	200 Cahaba Park Circle Birmingham, AL. 35242

Reader’s Digest Entertainment, Inc.	Reader’s Digest Road Pleasantville, NY 10570

Reader’s Digest Financial Services, Inc.	Reader’s Digest Road Pleasantville, NY 10570

Taste of Home Entertaining, Inc.	20300 Watertower Blvd Brookfield, WI 53045

Reader’s Digest Latinoamerica S.A.	Reader’s Digest Road Pleasantville, NY 10570

Reader’s Digest Sales and Services, Inc.	261 Madison Avenue New York, NY 10016

Fundraising.com, Inc.	Reader’s Digest Road Pleasantville, NY 10570

Reader’s Digest Sub Nine, Inc.	Reader’s Digest Road Pleasantville, NY 10570

Reader’s Digest Young Families, Inc.	Reader’s Digest Road Pleasantville, NY 10570

Taste of Home Media Group, Inc.	5400 South 60th Street Greendale, Wisconsin 53129

Reiman Media Group, Inc.	5400 South 60th Street Greendale, Wisconsin 53129

Retirement Living Publishing Company, Inc.	Reader’s Digest Road Pleasantville, NY 10570

SMDDMS, Inc.	Reader’s Digest Road Pleasantville, NY 10570

Taste of Home Productions, Inc.	5400 South 60th Street Greendale, Wisconsin 53129

The Reader’s Digest Association (Russia) Incorporated	Reader’s Digest Road Pleasantville, NY 10570

2

Travel Publications, Inc.	Reader’s Digest Road Pleasantville, NY 10570

VideOvation, Inc.	Reader’s Digest Road Pleasantville, NY 10570

W.A. Publications, LLC	Reader’s Digest Road Pleasantville, NY 10570

WAPLA, LLC	Reader’s Digest Road Pleasantville, NY 10570

World Wide Country Tours, Inc.	5400 South 60th Street Greendale, Wisconsin 53129

Alex Inc.	8280 Willow Oaks Corporate Drive, Suite 800 Fairfax, VA 22031

Direct Holdings Americas Inc.	8280 Willow Oaks Corporate Drive, Suite 800 Fairfax, VA 22031

Direct Holdings Custom Publishing Inc.	8280 Willow Oaks Corporate Drive, Suite 800 Fairfax, VA 22031

Direct Holdings Customer Service, Inc.	8280 Willow Oaks Corporate Drive, Suite 800 Fairfax, VA 22031

Direct Holdings Education Inc.	8280 Willow Oaks Corporate Drive, Suite 800 Fairfax, VA 22031

Direct Holdings Libraries Inc.	8280 Willow Oaks Corporate Drive, Suite 800 Fairfax, VA 22031

Direct Holdings U.S. Corp.	8280 Willow Oaks Corporate Drive, Suite 800 Fairfax, VA 22031

WRC Media Inc.	512 Seventh Avenue New York, NY 10018

CompassLearning, Inc.	203 Colorado Street Austin, TX 78701

Weekly Reader Corporation	200 First Stamford Place P.O. Box 120023 Stamford, CT 06912

Lifetime Learning Systems, Inc.	200 First Stamford Place P.O. Box 120023 Stamford, CT 06912

World Almanac Education Group, Inc.	512 Seventh Avenue New York, NY 10018

Funk & Wagnalls Yearbook Corp.	512 Seventh Avenue New York, NY 10018

Gareth Stevens, Inc.	330 West Olive Street, Suite 100 Milwaukee, WI 53212

3

Schedule 2

Investment Property

Pledged Debt:

Lender	Borrower	Amount
The Reader’s Digest Association, Inc.	Pegasus Sales, Inc.	$5,000,000
The Reader’s Digest Association, Inc.	Reader’s Digest Children’s Publishing, Inc.	$3,740,000
The Reader’s Digest Association, Inc.	Reader’s Digest Sales & Services, Inc.	$3,000,000
The Reader’s Digest Association, Inc.	Books Are Fun, Ltd.	$330,000,000

Pledged Equity:(1)

Domestic

Loan Party	Subsidiary	Subsidiary Jurisdiction of Organization	Ownership Interest	Percent Ownership
RDA Holding Co.	The Reader’s Digest Association, Inc.	Delaware	1,000 shares common	100%
The Reader’s Digest Association, Inc.	Allrecipes.com, Inc.	Washington	10 shares common	100%
The Reader’s Digest Association, Inc.	Ardee Music Publishing, Inc.	Delaware	100 shares common	100%
The Reader’s Digest Association, Inc.	Books Are Fun, Ltd.	Iowa	100 shares common	100%
The Reader’s Digest Association, Inc.	Christmas Angel Productions, Inc.	Delaware	10 shares common	100%

(1) Reflects final structure on the Closing Date, following the consummation of the Acquisitions and the contribution by RDA Holding Co. to The Reader’s Digest Association, Inc. of the Equity Interests of each of Direct Holdings U.S. Corp. and WRC Media Inc.

4

The Reader’s Digest Association, Inc.	Pegasus Asia Investments Inc.	Delaware	10 shares common	100%
The Reader’s Digest Association, Inc.	Pegasus Finance Corp.	Delaware	10 shares common	100%
The Reader’s Digest Association, Inc.	Pegasus Investment, Inc.	Delaware	10 shares common	100%
The Reader’s Digest Association, Inc.	Pegasus Sales, Inc.	Delaware	1,000 shares common	100%
The Reader’s Digest Association, Inc.	Pleasantville Music Publishing, Inc.	Delaware	100 shares common	100%
The Reader’s Digest Association, Inc.	QSP, Inc.	Delaware	10 shares common	100%
The Reader’s Digest Association, Inc.	R. D. Manufacturing Corporation	Delaware	1,000 shares common	100%
The Reader’s Digest Association, Inc.	RD Publications, Inc. (f/k/a Travel Publications, Inc.)	Delaware	10 shares common	100%
The Reader’s Digest Association, Inc.	Reader’s Digest Children’s Publishing, Inc. (f/k/a Reader’s Digest Sub Five, Inc.)	Delaware	10 shares common	100%
The Reader’s Digest Association, Inc.	Reader’s Digest Consumer Services, Inc.	Delaware	10 shares common	100%
The Reader’s Digest Association, Inc.	Reader’s Digest Entertainment, Inc.	Delaware	10 shares common	100%
The Reader’s Digest Association, Inc.	Reader’s Digest Financial Services, Inc.	Delaware	10 shares common	100%
The Reader’s Digest Association, Inc.	Reader’s Digest Latinoamerica S.A.	Delaware	10 shares common	100%
The Reader’s Digest Association, Inc.	Reader’s Digest Sales and Services, Inc.	Delaware	1,000 shares common	100%
The Reader’s Digest Association, Inc.	Reader’s Digest Sub Nine, Inc.	Delaware	10 shares common	100%
The Reader’s Digest Association, Inc.	Reader’s Digest Young Families, Inc.	Delaware	10 shares common	100%
The Reader’s Digest Association, Inc.	SMDDMS, Inc.	Delaware	10 shares common	100%
The Reader’s Digest Association, Inc.	Taste of Home Entertaining, Inc. (f/k/a Reader’s Digest Home Parties)	Delaware	10 shares common	100%
The Reader’s Digest Association, Inc.	The Reader’s Digest Association (Russia) Incorporated (f/k/a Reader’s Digest Sub Four, Inc.)	Delaware	10 shares common	100%

5

The Reader’s Digest Association, Inc.	W.A. Publications, LLC	Delaware	100%	100%
QSP, Inc.	Family Reading Program Corp.	Delaware	10 shares common	100%
QSP, Inc.	Fundraising.com, Inc. (f/k/a Reader’s Digest Sub Eight, Inc.)	Delaware	10 shares common	100%
QSP, Inc.	QSP Distribution Services, LLC	Delaware	10 units limited liability interests	100%
QSP, Inc.	QSP Products and Programs, LLC	Delaware	10 units limited liability interests	100%
QSP, Inc.	QSP Sales, LLC	Delaware	10 units limited liability interests	100%
QSP, Inc.	QSP Services, LLC	Delaware	10 units limited liability interests	100%
QSP, Inc.	QSP Ventures, LLC	Delaware	10 units limited liability interests	100%
QSP, Inc.	Reiman Media Group, Inc. (f/k/a Reader’s Digest Media Group, Inc.)	Delaware	10 shares common	100%
QSP, Inc.	VideOvation, Inc. (f/k/a Reader’s Digest Sub Three, Inc.)	Delaware	10 shares common	100%
RD Publications, Inc. (f/k/a Travel Publications, Inc.)	Home Service Publications, Inc.	Delaware	10 shares common	100%
RD Publications, Inc.	RD Large Edition, Inc.	Delaware	10 shares common	100%
RD Publications, Inc.	RD Trade Shows, Inc.	Delaware	10 shares common	100%
RD Publications, Inc.	RD Walking, Inc.	Delaware	10 shares common	100%
RD Publications, Inc.	Retirement Living Publishing Company, Inc.	Delaware	10 shares common	100%
RD Publications, Inc.	Travel Publications, Inc. (f/k/a RD Publications, Inc.)	Delaware	10 shares common	100%
Reader’s Digest Consumer Services, Inc.	RD Magazine Value Partners, Inc.	Delaware	10 shares common	100%
Reader’s Digest Latinoamerica, S.A.	WAPLA, LLC	Delaware	100 unites limited liability interests	100%

6

Reiman Media Group, Inc. (f/k/a Reader’s Digest Media Group, Inc.)	Taste of Home Media Group, Inc. (f/k/a Reader’s Digest RAP, Inc.)	Delaware	10 shares common	100%
Reiman Media Group, Inc. (f/k/a Reader’s Digest Media Group, Inc.)	Taste of Home Productions, Inc. (f/k/a Reader’s Digest HV, Inc.)	Delaware	10 shares common	100%
Reiman Media Group, Inc. (f/k/a Reader’s Digest Media Group, Inc.)	World Wide Country Tours, Inc. (f/k/a Reader’s Digest WWCT, Inc.)	Delaware	10 shares common	100%
Travel Publications, Inc.	RD Member Services, Inc.	Delaware	10 shares common	100%
The Reader’s Digest Association, Inc.	Direct Holdings U.S. Corp.	Delaware	200,000 shares common	100%
Direct Holdings U.S. Corp.	Direct Holdings Americas Inc. (f/k/a Time-Life Books Inc.)	Delaware	1,000 shares common	100%
Direct Holdings Americas Inc. (f/k/a Time Life Inc.)	Direct Holdings Custom Publishing Inc. (f/k/a Time Life Custom Publishing Inc.)	Delaware	100 shares common	100%
Direct Holdings Americas Inc. (f/k/a Time Life Inc.)	Direct Holdings Education Inc. (f/k/a Time Life Education Inc.)	Delaware	100 shares common	100%
Direct Holdings Americas Inc. (f/k/a Time Life Inc.)	Alex Inc.	Delaware	100 shares common	100%
Direct Holdings Americas Inc. (f/k/a Time-Life Books Inc.)	Direct Holdings Customer Service, Inc. (f/k/a Time-Life Customer Service Inc.)	Delaware	100 shares common	100%
Direct Holdings Americas Inc. (f/k/a Time Life Inc.)	Direct Holdings Libraries Inc. (f/k/a Time-Life Libraries, Inc.)	New York	10,000 shares common	100%
The Reader’s Digest Association, Inc.	WRC Media Inc.	Delaware	1,000 shares common	100%
WRC Media Inc.	CompassLearning, Inc.	Delaware	10,000 shares common	100%
WRC Media Inc.	Weekly Reader Corporation	Delaware	2,685,670 shares common	94.9%
Weekly Reader Corporation	Lifetime Learning Systems, Inc.	Delaware	1,000 shares common	100%
Weekly Reader Corporation	World Almanac Education Group, Inc.	Delaware	1,000 shares common	100%

7

World Almanac Education Group, Inc.	Funk & Wagnalls Yearbook Corp.	Delaware	1,000 shares common	100%
World Almanac Education Group, Inc.	Gareth Stevens, Inc.	Wisconsin	2,314,305 shares common	100%

Foreign

Loan Party	No. of Shares	Subsidiary / Equity Investment	Country of Incorporation	Percent Ownership	Equity Interest Required to be Pledged
W.A. Publications, LLC The Reader’s Digest Association, Inc. The Reader’s Digest Association, Inc.	1 872,237 469,665	The Reader’s Digest Association Pty. Limited	Australia	100%	65%

Doctor Acquisition Co.	1,000	1302791 Alberta ULC	Canada	100%	0	%(2)

The Reader’s Digest Association, Inc. The Reader’s Digest Association, Inc.	72,000 38,000	Oy Valitut Palat - Reader’s Digest Ab	Finland	100%	65%

The Reader’s Digest Association, Inc.	1	RD German Holdings GmbH	Germany	100%	65 100	%(3) %(4)

The Reader’s Digest Association, Inc.	80,000 DM 20,000 DM 1,900,000 DM 1,000,000 DM 9,000,000 DM 8,000,000 DM	Verlag Das Beste GmbH	Germany	100%	10	%(5)

 (2) Not required to be delivered.

 (3) With respect to the Obligations.

 (4) With respect to the Obligations of the German Borrower.

 (5) 90% to be transferred to the RD German Holdings GmbH.

8

Loan Party	No. of Shares	Subsidiary / Equity Investment	Country of Incorporation	Percent Ownership	Equity Interest Required to be Pledged
W.A. Publications, LLC The Reader’s Digest Association, Inc. The Reader’s Digest Association, Inc. The Reader’s Digest Association, Inc.	5 45 33 12	Reader’s Digest Association Far East Limited	Hong Kong	100%	65	%**

W.A. Publications, LLC W.A. Publications, LLC The Reader’s Digest Association, Inc. The Reader’s Digest Association, Inc.	1 9 65 25	Reader’s Digest Asia, Ltd.	Hong Kong	100%	65	%**

W.A. Publications, LLC W.A. Publications, LLC The Reader’s Digest Association, Inc. The Reader’s Digest Association, Inc.	1 9 65 24	Reader’s Digest (East Asia) Limited	Hong Kong	100%	65	%**

W.A. Publications, LLC The Reader’s Digest Association, Inc. The Reader’s Digest Association, Inc.	1 6,500 3,499	R.D. Properties, Ltd.	Hong Kong	100%	65	%**

Reader’s Digest Association Far East Limited The Reader’s Digest Association, Inc.	1 99	Reader’s Digest Book and Home Entertainment (India) Private Limited	India	100%	65	%**

The Reader’s Digest Association, Inc. The Reader’s Digest Association, Inc.	130 70	The Reader’s Digest Ltd.	Japan	100%	65	%**

W.A. Publications, LLC The Reader’s Digest Association, Inc. The Reader’s Digest Association, Inc.	1 17,913,286 9,645,615	Caribe Condor S.A. de C.V.	Mexico	100%	65%

W.A. Publications, LLC	1	Reader’s Digest Mexico S.A. de C.V.	Mexico	1%	65	%(6)

W.A. Publications, LLC	1	Corporativo Reader’s Digest Mexico S. de R.L. de C.V.	Mexico	1%	65	%**

W.A. Publications, LLC	1	Grupo Editorial Reader’s Digest S. de R.L. de C.V.	Mexico	1%	65	%**

 (6) Certificated, but not to be delivered given that W.A. Publications, LLC only owns one share.

9

Loan Party	No. of Shares	Subsidiary / Equity Investment	Country of Incorporation	Percent Ownership		Equity Interest Required to be Pledged
W.A. Publications, LLC W.A. Publications, LLC The Reader’s Digest Association, Inc. The Reader’s Digest Association, Inc.	100 100 1,300 495	Reader’s Digest (Philippines) Inc.	Philippines	100	%(7)	65	%**

Selecções do Reader’s Digest (Portugal), SA The Reader’s Digest Association, Inc. The Reader’s Digest Association, Inc. The Reader’s Digest Association, Inc. The Reader’s Digest Association, Inc. The Reader’s Digest Association, Inc. The Reader’s Digest Association, Inc. The Reader’s Digest Association, Inc. The Reader’s Digest Association, Inc The Reader’s Digest Association, Inc. The Reader’s Digest Association, Inc.	20 5 5 5 5 5 5 50 4,900 1,100 443,900	Selecções do Reader’s Digest (Portugal) S.A.	Portugal	100%		65	%**

Selecções do Reader’s Digest (Portugal), SA The Reader’s Digest Association, Inc.	€1,796 €199	Euroselecções - Publicações E Artigos Promocionais, Lda.	Portugal	100%		65	%**

W.A. Publications, LLC The Reader’s Digest Association, Inc. The Reader’s Digest Association, Inc.	2 4,550 2,448	Reader’s Digest Selecciones S.A.	Spain	100%		65	%**

The Reader’s Digest Association, Inc. The Reader’s Digest Association, Inc.	15,750 29,250	Reader’s Digest Aktiebolag	Sweden	100%		65	%**

The Reader’s Digest Association, Inc.	497	Das Beste aus Reader’s Digest AG/ Sélection du Reader’s Digest SA/ Selezione dal Reader’s Digest SA	Switzerland	100	%(8)	65%

 (7) Five shares held by each of the five directors.

 (8) 3 shares held by individuals.

10

Loan Party	No. of Shares	Subsidiary / Equity Investment	Country of Incorporation	Percent Ownership		Equity Interest Required to be Pledged
The Reader’s Digest Association, Inc. The Reader’s Digest Association, Inc. The Reader’s Digest Association, Inc.	9,993 571,996 298,004	Reader’s Digest (Thailand) Limited	Thailand	100	%(9)	65	%**

The Reader’s Digest Association, Inc. The Reader’s Digest Association, Inc.	201,500,000 108,500,000	The Reader’s Digest Association Limited	United Kingdom	100%		65%

The Reader’s Digest Association, Inc. The Reader’s Digest Association, Inc.	1,089,573 586,692	Reader’s Digest Children’s Publishing Limited	United Kingdom	100%		65	%**

The Reader’s Digest Association, Inc. The Reader’s Digest Association, Inc. The Reader’s Digest Association, Inc.	1 34 65	Reader’s Digest Europe Limited	United Kingdom	100%		65	%**

Reader’s Digest Latinoamerica, S.A. WAPLA, LLC	11,880 interests 120 interests	Reader’s Digest Argentina, SRL	Argentina	100%		65	%*

The Reader’s Digest Association, Inc.	500,000	Verlag Das Beste GmbH	Austria	100%		65	%*

W.A. Publications, LLC The Reader’s Digest Association, Inc.	1 253,845	Reader’s Digest World Services, S.A.	Belgium	100%		65	%*

W.A. Publications, LLC The Reader’s Digest Association, Inc.	164,200 656,800	Reader’s Digest N.V. - S.A.	Belgium	100%		65	%*

W.A. Publications, LLC The Reader’s Digest Association, Inc.	10% 90%	Reader’s Digest Brasil, Ltda.	Brazil	100%		65	%*

The Reader’s Digest Association, Inc.	193,846,000,000 CZK (no shares issued)	Reader’s Digest Vyber s.r.o.	Czech Republic	100%		65	%*

The Reader’s Digest Association, Inc.	61,992	Sélection du Reader’s Digest S.A.	France	100	%(10)	65	%*

The Reader’s Digest Association, Inc.	25,000	Reader’s Digest Deutschland Holding GmbH	Germany	100%		65	%*

 (9) 7 shares held by individuals.

 (10) 8 shares held by individuals.

11

Loan Party	No. of Shares	Subsidiary / Equity Investment	Country of Incorporation	Percent Ownership		Equity Interest Required to be Pledged
The Reader’s Digest Association, Inc.	599	Reader’s Digest Hellas Publications Company with Limited Liability	Greece	100	%(11)	65	%*

The Reader’s Digest Association, Inc.	600,000,000 HUF (no shares issued)	Reader’s Digest Kiadó Korlátolt Felelosségu Társaság	Hungary	100%		65	%*

The Reader’s Digest Association, Inc.	€10,000	Libri e più, S.r.l.	Italy	100%		65	%*

The Reader’s Digest Association, Inc.	182	The Reader’s Digest European Shared Services B.V.	Netherlands	100%		65	%*

The Reader’s Digest Association, Inc.	100%	Uitgeversmaatschappij The Reader’s Digest N.V.	Netherlands	100%		65	%*

The Reader’s Digest Association, Inc.	16,162	Reader’s Digest Przeglad Sp Z.o.o.	Poland	100%		65	%*

The Reader’s Digest Association, Inc.	4,500 YTL	Reader’s Digest Secilmis Yayincilik Dagitim Pazarlama Ticaret Limited Sirketi	Turkey	90	%(12)	65	%*

Direct Holdings U.S. Corp.	404 shares common	Direct Holdings International B.V.	Netherlands	100%		65	%*

* Uncertificated.
** Certificated, but not required to be delivered given status as a Foreign Immaterial Subsidiary.

(11) 1 share held by an individual.

(12) 10% owned by an individual.

12

Schedule 3

Perfection Matters

Uniform Commercial Code Filings

Delaware Secretary of State
Iowa Secretary of State
New York Secretary of State
Washington Secretary of State
Wisconsin Secretary of State

Patent, Trademark and Copyright Filings

Intellectual property short form filings.

Actions with respect to Pledged Stock

Stock delivered at closing of:

The Reader’s Digest Association, Inc.
Allrecipes.com, Inc.
Ardee Music Publishing, Inc.
Books Are Fun, Ltd.
Christmas Angel Productions, Inc.
Family Reading Program Corp.
Home Service Publications, Inc.
Pegasus Asia Investments, Inc.
Pegasus Finance Corp.
Pegasus Investment, Inc.
Pegasus Sales, Inc.
Pleasantville Music Publishing, Inc.
QSP, Inc.
QSP Distribution Services, LLC
QSP Products and Programs, LLC
QSP Sales, LLC
QSP Services, LLC
QSP Ventures, LLC
RD Large Edition, Inc.
RD Magazine Value Partners, Inc.
R. D. Manufacturing Corporation
RD Member Services, Inc.
RD Publications, Inc.
RD Trade Shows, Inc.
RD Walking, Inc.
Reader’s Digest Children’s Publishing, Inc.

13

Reader’s Digest Consumer Services, Inc.
Reader’s Digest Entertainment, Inc.
Reader’s Digest Financial Services, Inc.
Taste of Home Entertaining, Inc.
Reader’s Digest Latinoamerica S.A.
Reader’s Digest Sales and Services, Inc.
Fundraising.com, Inc.
Reader’s Digest Sub Nine, Inc,
Reader’s Digest Young Families, Inc.
Taste of Home Media Group, Inc.
Reiman Media Group, Inc.
Retirement Living Publishing Company, Inc.
SMDDMS, Inc.
Taste of Home Productions, Inc.
The Reader’s Digest Association (Russia) Incorporated
Travel Publications, Inc.
VideOvation, Inc.
W.A. Publications, LLC
WAPLA, LLC
World Wide Country Tours, Inc.

Direct Holdings U.S. Corp.
Direct Holdings Americas Inc.
Direct Holdings Custom Publishing Inc.
Direct Holdings Education Inc.
Alex Inc.
Direct Holdings Customer Service, Inc.
Direct Holdings Libraries Inc.

WRC Media Inc.
CompassLearning, Inc.
Weekly Reader Corporation
Lifetime Learning Systems, Inc.
World Almanac Education Group, Inc.
Funk & Wagnalls Yearbook Corp.
Gareth Stevens, Inc.

14

Other Actions

Notes delivered at closing of:

Pegasus Sales, Inc.
Reader’s Digest Children’s Publishing, Inc.
Reader’s Digest Sales & Services, Inc.
Books Are Fun, Ltd.

15

Schedule 4

Jurisdictions of Organization

Company Name	Jurisdiction
The Reader’s Digest Association, Inc.	Delaware
Allrecipes.com, Inc.	Washington
Ardee Music Publishing, Inc.	Delaware
Books Are Fun, Ltd.	Iowa
Christmas Angel Productions, Inc.	Delaware
Family Reading Program Corp.	Delaware
Home Service Publications, Inc.	Delaware
Pegasus Asia Investments, Inc.	Delaware
Pegasus Finance Corp.	Delaware
Pegasus Investment, Inc.	Delaware
Pegasus Sales, Inc.	Delaware
Pleasantville Music Publishing, Inc.	Delaware
QSP, Inc.	Delaware
QSP Distribution Services, LLC	Delaware
QSP Products and Programs, LLC	Delaware
QSP Sales, LLC	Delaware
QSP Services, LLC	Delaware
QSP Ventures, LLC	Delaware
RD Large Edition, Inc.	Delaware
RD Magazine Value Partners, Inc.	Delaware
R. D. Manufacturing Corporation	Delaware
RD Member Services, Inc.	Delaware
RD Publications, Inc.	Delaware
RD Trade Shows, Inc.	Delaware
RD Walking, Inc.	Delaware
Reader’s Digest Children’s Publishing, Inc.	Delaware
Reader’s Digest Consumer Services, Inc.	Delaware
Reader’s Digest Entertainment, Inc.	Delaware
Reader’s Digest Financial Services, Inc.	Delaware
Taste of Home Entertaining, Inc.	Delaware
Reader’s Digest Latinoamerica S.A.	Delaware
Reader’s Digest Sales and Services, Inc.	Delaware
Fundraising.com, Inc.	Delaware
Reader’s Digest Sub Nine, Inc.	Delaware
Reader’s Digest Young Families, Inc.	Delaware
Taste of Home Media Group, Inc.	Delaware
Reiman Media Group, Inc.	Delaware
Retirement Living Publishing Company, Inc.	Delaware
SMDDMS, Inc.	Delaware
Taste of Home Productions, Inc.	Delaware

16

The Reader’s Digest Association (Russia) Incorporated	Delaware
Travel Publications, Inc.	Delaware
VideOvation, Inc.	Delaware
W.A. Publications, LLC	Delaware
WAPLA, LLC	Delaware
World Wide Country Tours, Inc.	Delaware

Alex Inc.	Delaware
Direct Holdings Americas Inc.	Delaware
Direct Holdings Custom Publishing Inc.	Delaware
Direct Holdings Customer Service, Inc.	Delaware
Direct Holdings Education Inc.	Delaware
Direct Holdings Libraries Inc.	New York
Direct Holdings U.S. Corp.	Delaware

WRC Media Inc.	Delaware
CompassLearning, Inc.	Delaware
Weekly Reader Corporation	Delaware
Lifetime Learning Systems, Inc.	Delaware
World Almanac Education Group, Inc.	Delaware
Funk & Wagnalls Yearbook Corp.	Delaware
Gareth Stevens, Inc.	Wisconsin

17

Schedule 5

Inventory and Equipment Locations

Loan Party	Inventory and Equipment Location
The Reader’s Digest Association, Inc.	The Reader’s Digest Association, Inc. Reader’s Digest Road Pleasantville, NY 10570

Books Are Fun, Ltd.

Books Are Fun, Ltd.

1680 Highway 1

Fairfield, IA 52556

Books Are Fund, Ltd.

1801 West Stone

Fairfield, IA 52556

Dallas Transfer

2424 N. Westmoreland Road

Dallas, TX 75212

Innotrac

6655 Sugar Loaf Parkway

Duluth, GA 30097

Innotrac

4910 Langley Lane, Suite 101

Reno, NV 89502

Innotrac — Chicago

1180 W. Remington Blvd.

Romeoville, IL 60446

JV West

1575 Linda Way, Door #2

Sparks, NV 89431

Overflow Warehouse

1450 Beacon Street

Baltimore, MD 21230

QSP, Inc.	QSP, Inc. Reader’s Digest Rd. Pleasantville, NY 10570 Exact Packaging 100 Deerfield Road Pontiac, IL 61764

18

Alert Terminal Warehouse 1200 Breedlove Memphis, TN 38107

QSP Distribution Services, LLC	EDS 3600 Army Post Road Des Moines, IA 50321

R. D. Manufacturing Corporation	Anet Riverpoint Enterprise ZC Louisville, KY 40258 Putnam 1 Grosset Drive Kirkwood, NY 13795 R. R. Donnelley 216 Greenfield Road Lancaster, PA 17601

Reader’s Digest Children’s Publishing, Inc.	Simon & Schuster 100 Front Street Riverside, NJ 08075

Taste of Home Entertaining, Inc.	Custom Marketing Services, Inc. 41 N. Industrial Blvd. Calera, AL 35040

Reiman Media Group, Inc.

Reiman Media Group, Inc.

5400 South 60th Street

Greendale, WI 53129

Reiman Country Store

5400 S. 60th Street

Greendale, WI 53129

Lindner Country Store

6055 S. 6th Street

Milwaukee, WI 53221

Quad Graphics

1900 W. Sumner Street

Hartford, WI 53027

Warren Book Marketing

1515 Grandview Parkway

Sturtevant, WI 53177

19

Direct Holdings Americas Inc.	2600 International Parkway Virginia Beach, VA 23452* 1400 East Lackawanna Avenue Olyphant, PA 18447* 948 Merifan Lake Drive Aurora, IL 60507*

WRC Media Inc.	512 Seventh Avenue New York, NY 10018

CompassLearning, Inc.	7878 N. 16th Street, Suite 100 Phoenix, AZ 85020 203 Colorado Street Austin, TX 78701

Weekly Reader Corporation	200 First Stamford Place Stamford, CT 06912 1000 Taylors Lane, Unit #8 Cinnaminson, NJ 08011

World Almanac Education Group, Inc.

23221 Morgan Court, Bldg. 3
Strongsville, OH 44149

State Rd. 92 West

Crawfordsville, IN 47853*

649 Alden St.

Fall River, MA 02722*

Rte. 9-J, 1897 River Rd.

Rensselaer, NY 12144*

16365 James Madison Highway

Gordonsville, VA 22942*

1133 County Street

Taunton, MA 02780*

23221 Morgan Court, Bldg. 3

Strongsville, OH 44149

* indicates bailee or warehouseman location

20

Schedule 6

Intellectual Property

Copyrights/Applications:

See attached Copyrights Schedule.

Trademarks/Applications:

See attached Trademarks Schedule.

Patents/Patent Licenses/Applications:

See attached Patents Schedule.

21

Schedule 7

Commercial Tort Claims

None.

22

Annex 1 to

Guarantee and Collateral Agreement

ASSUMPTION AGREEMENT, dated as of            , 20     , made by                        , a                       corporation (the “Additional Grantor”), in favor of JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), for the lending and other financial institutions (the “Lenders”) parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

W I T N E S S E T H :

WHEREAS, RDA HOLDING CO., a Delaware corporation (“Holdings”), THE READER’S DIGEST ASSOCIATION, INC., a Delaware corporation (the “Company”), the Overseas Borrowers, the Lenders and the Administrative Agent have entered into a Credit Agreement, dated as of March 2, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, Holdings, the Company and certain of the Company’s Subsidiaries (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of March 2, 2007 (as amended, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) in favor of the Administrative Agent for the benefit of the Lenders;

WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1.             Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.14 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Guarantor and a Grantor thereunder with the same force and effect as if originally named therein as a Guarantor and a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor and a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:
Name:
Title:

EXECUTION COPY

GUARANTEE AND COLLATERAL AGREEMENT

made by

DOCTOR ACQUISITION CO.,

RDA HOLDING CO.,

THE READER’S DIGEST ASSOCIATION, INC.

and

THE GUARANTORS IDENTIFIED HEREIN

in favor of

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

Dated as of March 2, 2007

i

ii

GUARANTEE AND COLLATERAL AGREEMENT, dated as of March 2, 2007, made by each of the signatories hereto (other than the German Borrower, and together with any other entity that may become a party hereto as provided herein, the “Grantors”), in favor of JPMORGAN CHASE BANK, NA., as Administrative Agent (in such capacity, the “Administrative Agent”) for the lending and other financial institutions (the “Lenders”) from time to time parties to the Credit Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among DOCTOR ACQUISITION CO., a Delaware corporation (to be merged with and into Reader’s Digest (as defined below), the “Company”), RDA HOLDING CO., a Delaware corporation (“Holdings”), THE READER’S DIGEST ASSOCIATION, INC., a Delaware corporation (“Reader’s Digest”), the Overseas Borrowers from time to time party thereto (together with the Company, the “Borrowers”), the Lenders and the Administrative Agent.

W I T N E S S E T H :

WHEREAS, Holdings, the Borrowers, the Lenders and the Administrative Agent have entered into the Credit Agreement, pursuant to which the Lenders have severally agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;

WHEREAS, each Borrower is a member of an affiliated group of companies that, following the consummation of the Acquisitions, will include each other Grantor;

WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrowers to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses;

WHEREAS, the Borrowers and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and

WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrowers under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Secured Parties;

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, and in order to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and in order to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Grantor hereby agrees with the Administrative Agent, for the ratable benefit of the Secured Parties, as follows:

SECTION 1. DEFINED TERMS

1.1.   Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms are used herein as defined in the New York UCC: Accounts, Certificated Security, Chattel Paper, Commercial Tort Claims, Documents,

Equipment, Farm Products, General Intangibles, Instruments, Inventory, Letter of Credit Rights and Supporting Obligations.

(b) The following terms shall have the following meanings:

“Agreement”: this Guarantee and Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

“Applicable Governmental Authority”: as defined in Section 5.7 (c).

“Borrower Obligations”: the “Obligations” as defined in the Credit Agreement.

“Collateral”: as defined in Section 3.

“Collateral Account”: any collateral account established by the Administrative Agent as provided in Section 6.1 or 6.4.

“Copyrights”: (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in Schedule 6), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

“Copyright Licenses”: any written agreement naming any Grantor as licensor or licensee, granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

“Deposit Account”: as defined in the Uniform Commercial Code of any applicable jurisdiction and, in any event, including, without limitation, any demand, time savings, passbook or like account maintained with a depositary institution.

“Excluded Property”: as defined in Section 3.

“Foreign Subsidiary”: any direct or indirect Restricted Subsidiary of the Company which (i) is not a Domestic Subsidiary or (ii) is set forth on Schedule 1.01 E to the Credit Agreement.

“Foreign Subsidiary Voting Stock”: the voting Equity Interests of any Foreign Subsidiary and of any Domestic Subsidiary substantially all of whose assets consist of voting Equity Interests of one or more Foreign Subsidiaries.

“Guarantor Obligations”: with respect to any Guarantor, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including, without limitation, Section 2) or any other Loan Document or any Secured Hedge Agreement to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all Attorney Costs that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document).

“Guarantors”: the collective reference to each Grantor other than the Company; provided that the term “Guarantors” shall include the Company in the case of the Overseas Obligations.

“Intellectual Property”: the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

“Intercompany Note”: any promissory note evidencing loans made by any Grantor to Holdings or any of its Subsidiaries.

“Investment Property”: the collective reference to (i) all “investment property” as such term is defined in Section 9-102 (a)(49) of the New York UCC (other than any Foreign Subsidiary Voting Stock and any Equity Interests of Unrestricted Subsidiaries excluded from the definition of “Pledged Equity”) and (ii) whether or not constituting “investment property” as so defined, all Pledged Debt and all Pledged Equity.

“Issuers”: the collective reference to each issuer of any Investment Property.

“LTIBR”: any interest-bearing receivables, including deposits or other funds, with a maturity that qualifies as long-term pursuant to section 8 no. 1 German Trade Tax Act (Gewerbesteuergesetz) to be applied mutatis mutandis in accordance with marginal notes 20 and 37 of the decree to § 8a of the German Corporate Income Tax Act (Körperschaftsteuergesetz) dated July 15, 2004.

“New York UCC”: the Uniform Commercial Code as from time to time in effect in the State of New York.

“Obligations”: (i) in the case of each Borrower, its Borrower Obligations, and (ii) in the case of each Guarantor, its Guarantor Obligations.

“Patents”: (i) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, including, without limitation, any of the foregoing referred to in Schedule 6, (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in Schedule 6, and (iii) all rights to obtain any reissues or extensions of the foregoing.

“Patent License”: all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in Schedule 6.

“Perfection Certificate” means a certificate substantially in the form of Annex 2, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by the associate general counsel or the chief legal officer of Reader’s Digest.

“Pledged Debt”: all promissory notes listed on Schedule 2, all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor (other than promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business).

“Pledged Equity”: the Equity Interests listed on Schedule 2, together with any other shares, stock certificates, options or rights of any nature whatsoever in respect of the Equity Interests of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect; provided that in no event shall (i) more than 65% of the issued and outstanding Foreign Subsidiary Voting Stock of any Foreign Subsidiary or of any Domestic Subsidiary substantially all of whose assets consist of voting Equity Interests of one or more Foreign Subsidiaries, (ii) Equity Interests of any Unrestricted Subsidiary, (iii) the Company Preferred Stock or (iv) Equity Interests of any Restricted Subsidiary pledged to secure Indebtedness permitted under Section 7.03(g) of the Credit Agreement constitute Pledged Equity or be required to be pledged hereunder.

“Proceeds”: all “proceeds” as such term is defined in Section 9-102(a)(64) of the New York UCC and, in any event, shall include, without limitation, all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

“Receivable”: any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

“Secured Parties”: the collective reference to the Administrative Agent, the other Agents, the L/C Issuers, the Lenders, the Hedge Banks, any Affiliate of a Lender, the Supplemental Administrative Agent and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.01(c) of the Credit Agreement, to which Borrower Obligations or Guarantor Obligations, as applicable, are owed.

“Securities Act”: the Securities Act of 1933, as amended.

“Specified Assets” means (a) LTIBR and (b) following any amendment or replacement of § 8a of the German Corporate Income Tax Act (Körperschaftsteuergesetz), any other property or assets owned by any Loan Party or any other provider of security, direct or indirect access to which property or assets (whether through inclusion in the Collateral or otherwise) would result in adverse tax consequences to Holdings and its Subsidiaries as a consequence of any such amendment or replacement, provided that the aggregate fair market value of the property and assets included in the definition of Specified Assets pursuant to this clause (b) shall not exceed an amount equal to 10% of the consolidated total assets of the German Borrower and its Subsidiaries.

“Subsidiary Guarantor”: any Subsidiary of the Company that is or becomes a party to this Agreement.

“Trademarks”: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in Schedule 6, and (ii) the right to obtain all renewals thereof.

“Trademark License”: any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark.

1.2.          Other Definitional Provisions. (a) The words “hereof,” “herein,” “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

(b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

SECTION 2. GUARANTEE

2.1.          Guarantee. (a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Secured Parties and their respective successors and permitted indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrowers when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations.

(b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

(c) Each Guarantor agrees that the Borrower Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any Lender hereunder.

(d) The guarantee contained in this Section 2 shall remain in full force and effect until all the Obligations (other than contingent indemnification and contingent expense reimbursement obligations, any Obligations in respect of Secured Hedge Agreements and Cash Management Obligations) shall have been satisfied by payment in full, no Letter of Credit shall be outstanding and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrowers may be free from any Borrower Obligations.

(e) Except as provided in Section 8.15, no payment made by any Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from any Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any setoff, appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Borrower Obligations or any payment received or collected from such Guarantor in respect of the Borrower Obligations), remain liable for the Borrower Obligations up to the maximum liability of such Guarantor hereunder until the Borrower Obligations are paid in full, no Letter of Credit is outstanding and the Commitments are terminated.

2.2.          Right of Contribution. Each Subsidiary Guarantor hereby agrees that to the extent that a Subsidiary Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Subsidiary Guarantor shall be entitled to seek and receive contribution from and against any other Subsidiary Guarantor hereunder which has not paid its proportionate share of such payment. Each Subsidiary Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Subsidiary Guarantor to the Administrative Agent and the Lenders, and each Subsidiary Guarantor shall remain liable to the Administrative Agent and the Lenders for the full amount guaranteed by such Subsidiary Guarantor hereunder.

2.3.          No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any setoff or application of funds of any Guarantor by the Administrative Agent or any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against any Borrower or any other Guarantor or any collateral security, guarantee or right of offset held by the Administrative Agent or any Lender for the payment of the Borrower Obligations, nor shall any Guarantor seek any contribution or reimbursement from any Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent and the Lenders by the Borrowers on account of the Borrower Obligations are paid in full, no Letter of Credit is outstanding and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Borrower Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine. For the avoidance of doubt, nothing in the foregoing shall operate as a waiver of any subrogation rights.

2.4.            Amendments, etc., with respect to the Borrower Obligations. To the fullest extent permitted by applicable law, each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon them or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders or all Lenders, as the case may be) may reasonably deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

2.5.          Guarantee Absolute and Unconditional. To the fullest extent permitted by applicable law, each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between any Borrower and any of the Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. To the fullest extent permitted by applicable law, each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any Borrower or any of the Guarantors with respect to the Borrower Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2, to the fullest extent permitted by applicable law, shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, setoff or counterclaim (other than a defense of payment or performance)

which may at any time be available to or be asserted by any Borrower or any other Person against the Administrative Agent or any Lender or (c) any other circumstance whatsoever (with or without notice to or knowledge of any Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of any Borrower for the Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against any Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from any Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

2.6.          Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

2.7.          Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without setoff or counterclaim in Dollars at the Administrative Agent’s Office.

SECTION 3. GRANT OF SECURITY INTEREST

Each Grantor hereby assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest other than Excluded Property (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor’s Obligations:

(a)  all Accounts;

(b)  all Chattel Paper;

(c)     all Deposit Accounts;

(d)     all Documents;

(e)     all Equipment;

(f)      all Fixtures;

(g)     all General Intangibles;

(h)     all Instruments;

(i)      all Intellectual Property;

(j)      all Inventory;

(k)     all Investment Property;

(1)     all Letter of Credit Rights;

(m)    all Commercial Tort Claims with respect to the matters described on Schedule 7;

(n)     all other personal property not otherwise described above;

(o)     all books and records pertaining to the Collateral; and

(p)     to the extent not otherwise included, all Proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided, however, that notwithstanding any of the other provisions set forth in this Section 3, the term Collateral and the terms set forth in this Section defining the components of Collateral shall not include, and this Agreement shall not constitute a grant of a security interest in, any of the following (the “Excluded Property”): (i) any property to the extent that such grant of a security interest is prohibited by any applicable Law of a Governmental Authority, requires a consent not obtained of any Governmental Authority pursuant to such Law or is prohibited by, or constitutes a breach or default under or results in the termination of or gives rise to a right on the part of the parties thereto other than Holdings, the Company and the Company’s Subsidiaries to terminate (or materially modify) or requires any consent not obtained under any contract, license, agreement, instrument or other document evidencing or giving rise to such property or, in the case of any Investment Property, Pledged Equity or Pledged Debt, any applicable shareholder or similar agreement, except to the extent that such Law or the term in such contract, license, agreement, instrument or other document or shareholder or similar agreement providing for such prohibition, breach, default or right of termination or modification or requiring such consent is ineffective under applicable law, (ii) any property owned by any Grantor on the date hereof or hereafter acquired that is subject to a Lien securing a purchase money, project financing or capital or finance lease obligation permitted to be incurred pursuant to the Credit Agreement if the contract or other agreement in which such Lien is granted (or the documentation providing for such purchase money, project financing or capital or finance lease obligation) prohibits the creation of any other Lien on such property, (iii) any trucks, trailers, tractors, service vehicles, automobiles, rolling stock or other registered mobile equipment or equipment covered by certificates of title or ownership of any Grantor, (iv) Deposit Accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments or any other Deposit Account with an average annual balance of less than $5,000,000 and (v) the Equity Interests of Direct Holdings IP L.L.C., a Delaware limited liability company, and any joint venture in respect of which Holdings or any of its Subsidiaries holds an Equity Interest if (and only so long as), in any case, the grant of any such security interest is prohibited by, or constitutes a breach or default under or results in the termination of or gives rise to a right on the part of the parties thereto other than Holdings, the Company and the Company’s Subsidiaries to terminate (or materially modify) or requires any consent not obtained under any contract, license, agreement, instrument or other document evidencing or giving rise to such property or any applicable shareholder, joint venture or similar agreement; provided, however, that Excluded Property shall not include any Proceeds, substitutions or replacements of any Excluded Property referred to above and such Proceeds shall not constitute “Excluded Property” (unless such Proceeds, substitutions or replacements would constitute Excluded Property referred to above). If an Event of Default shall have occurred and be continuing, each Grantor shall, if requested to do so by the Administrative Agent, use commercially reasonable efforts to obtain any required consent that is reasonably obtainable with respect to Collateral which the Administrative Agent reasonably determines to be material.

SECTION 4. REPRESENTATIONS AND WARRANTIES

To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Grantor hereby represents and warrants to the Administrative Agent and each Lender that:

4.1.          Title: No Other Liens. Except for the security interest granted to the Administrative Agent for the ratable benefit of the Secured Parties pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Credit Agreement, such Grantor owns each item of the Collateral free and clear of any and all Liens. No effective financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, pursuant to this Agreement or as are permitted by the Credit Agreement or as to which documentation to terminate the same shall have been delivered to the Administrative Agent. For the avoidance of doubt, it is understood and agreed that any Grantor may, as part of its business, grant licenses to third parties to use Intellectual Property owned or developed by a Grantor. For purposes of this Agreement and the other Loan Documents, such licensing activity shall not constitute a “Lien” on such Intellectual Property. Each of the Administrative Agent and each Lender understands that any such licenses may be exclusive to the applicable licensees, and such exclusivity provisions may limit the ability of the Administrative Agent to utilize, sell, lease or transfer the related Intellectual Property or otherwise realize value from such Intellectual Property pursuant hereto.

4.2.          Perfected First Priority Liens. The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name of each Grantor, is correct and complete in all material aspects as of the Closing Date. The security interests granted pursuant to this Agreement (i) upon completion of the filings and other actions specified on Schedule 3 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Administrative Agent in completed and, where required, duly executed form) (x) will constitute valid perfected security interests in all of the Collateral (other than Intellectual Property) in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, as collateral security for such Grantor’s Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor, to the extent a security interest therein may be perfected by filing, recording or registration in the United States pursuant to the New York UCC, and (y) will constitute valid perfected security interests in all of the Collateral consisting of Intellectual Property in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, as collateral security for such Grantor’s Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor, to the extent a security interest therein may be perfected by filings to be made in the United States Patent and Trademark Office and the United States Copyright Office, and (ii) are prior to all other Liens on the Collateral in existence on the date hereof except for Liens permitted by the Credit Agreement which have priority over the Liens on the Collateral by operation of law (including the priority rules under the New York UCC) or which, in the case of Collateral consisting of Pledged Equity and Pledged Debt, are nonconsensual Liens permitted pursuant to Section 7.01 of the Credit Agreement to be prior to the security interests granted pursuant to this Agreement or which, in the case of Collateral other than Pledged Equity and Pledged Debt, are permitted pursuant to Section 7.01 of the Credit Agreement to be prior to the security interests granted pursuant to this Agreement.

4.3.          Jurisdiction of Organization. On the date hereof, such Grantor’s jurisdiction of organization and identification number from the jurisdiction of organization (if any) are specified on Schedule 4. Such Grantor has furnished to the Administrative Agent a certified charter, certificate of incorporation or other organization document and long-form good standing certificate as of a date which is recent to the date hereof.

4.4.          Inventory and Equipment. On the date hereof, the Inventory and the Equipment of each Grantor are kept at the locations listed on Schedule 5. The provisions of this Section 4.4 shall not apply to Equipment or Inventory in transit, that has been sold (including sales on consignment or approval in the ordinary course of business), that is out for repair, that is at other locations for purposes of onsite maintenance or repair or to Equipment and Inventory at locations with less than $5,000,000 in aggregate value.

4.5.          Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

4.6.          Investment Property. (a) On the date hereof, the shares of Pledged Equity pledged by such Grantor hereunder constitute all the issued and outstanding shares of all classes of the Equity Interests of each Restricted Subsidiary owned by such Grantor or, in the case of Restricted Subsidiaries that are Foreign Subsidiaries or Domestic Subsidiaries substantially all of whose assets consist of voting Equity Interests of one or more Foreign Subsidiaries, the shares of such Issuers pledged by such Grantor constitute 65% of the outstanding Foreign Subsidiary Voting Stock of each such Issuer (or, if such Grantor owns less than 65% of the outstanding Foreign Subsidiary Voting Stock of any such Issuer, constitute all the Foreign Subsidiary Voting Stock of such Issuer owned by such Grantor) in each case to the extent required by clause (d) of the Collateral and Guarantee Requirement.

(b) All the shares of the Pledged Equity as to which the Company or a Restricted Subsidiary of the Company is the Issuer have been duly and validly issued and are fully paid and nonassessable.

(c) To the best of such Grantor’s knowledge, each of the Pledged Debt constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(d) Such Grantor is the beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of any other Person, except the security interest created by this Agreement or nonconsensual Liens permitted pursuant to Section 7.01 of the Credit Agreement.

4.7.          Receivables. (a) No amount payable to such Grantor under or in connection with any Receivable of an amount greater than $5,000,000 is evidenced by any Instrument or Chattel Paper which has not been delivered to the Administrative Agent.

(b) As of the Effective Date, the aggregate amount of Receivables required to be included in Collateral owed by Governmental Authorities to the Grantors does not exceed $5,000,000.

4.8.          Intellectual Property. Schedule 6 lists all Intellectual Property (other than Copyright Licenses and Trademark Licenses) that is registered in the United States or for which application for registration in the United States has been filed and that is material to the operation of the business of the Company and its Subsidiaries taken as a whole owned by such Grantor in its own name on the date hereof.

4.9.          Commercial Tort Claims. On the date hereof, except to the extent listed in Section 3 above, no Grantor has knowledge of rights in any Commercial Tort Claim as to which it reasonably expects to recover more than $5,000,000.

SECTION 5. COVENANTS

Each Grantor covenants and agrees with the Administrative Agent and the Lenders that, from and after the date of this Agreement until the Obligations (other than contingent indemnification and contingent expense reimbursement obligations, any Obligations in respect of Secured Hedge Agreements and Cash Management Obligations) shall have been paid in full, no Letter of Credit shall be outstanding and the Commitments shall have terminated:

5.1.          Delivery of Instruments, Certificated Securities and Chattel Paper. (a) If (i) any amount in excess of $5,000,000 owed by any Subsidiary of the Company to any Grantor or (ii) any other amount in excess of $5,000,000 payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper, such Instrument, Certificated Security or Chattel Paper shall be delivered as soon as reasonably practicable to the Administrative Agent, duly indorsed in a manner reasonably satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement.

(b) Any Guarantee required to be subordinated pursuant to Section 7.03(c)(C) of the Credit Agreement and any Indebtedness required to be subordinated pursuant to Section 7.03(d) of the Credit Agreement shall, in each case, be fully subordinated to the payment in full of the Obligations.

5.2.          Maintenance of Insurance. (a) Such Grantor will maintain the insurance required by Section 6.07 of the Credit Agreement.

(b) All such insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days or, in the case of insurance existing as of the date hereof, at least 10 days after receipt by the Administrative Agent of written notice thereof and (ii) name the Administrative Agent as insured party or loss payee.

5.3.          Maintenance of Perfected Security Interest: Further Documentation. (a) Such Grantor shall take all actions reasonably requested by the Administrative Agent to maintain the security interest created by this Agreement as a security interest having at least the perfection and priority described in Section 4.2 and shall take all commercially reasonable actions to defend such security interest against the claims and demands of all Persons whomsoever, subject in each case to, in the case of Collateral consisting of Pledged Equity and Pledged Debt, nonconsensual Liens permitted by Section 7.01 of the Credit Agreement and, in the case of Collateral other than Pledged Equity and Pledged Debt, Liens permitted by the Credit Agreement and to the rights of such Grantor under the Loan Documents to dispose of the Collateral.

(b) Such Grantor will furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection therewith as the Administrative Agent may reasonably request, all in reasonable detail. Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 6.01(a) of the Credit Agreement, the Company shall deliver to the Administrative Agent a certificate executed by the associate general counsel or the chief legal officer of the Company setting forth the information required pursuant to the Perfection Certificate or confirming that there has been no change in such information since the date of such certificate or the date of the most recent certificate delivered pursuant to this Section 5.3(b).

(c) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) filing any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (ii) in the case of Investment Property not issued by the Company or its Subsidiaries, Deposit Accounts, Letter of Credit Rights and any other relevant Collateral, using commercially reasonable efforts to take, at any time after the occurrence and during the continuation of an Event of Default, any actions necessary to enable the Administrative Agent to obtain “control” (within the meaning of the applicable Uniform Commercial Code) with respect thereto.

5.4.          Changes in Locations, Name, etc. Such Grantor will not, except upon 10 days’ prior written notice to the Administrative Agent (or such shorter notice as shall be reasonably satisfactory to the Administrative Agent) and delivery to the Administrative Agent of all additional executed financing statements and other documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein, (i) change its jurisdiction of organization from that referred to in Section 4.3 or (ii) change its name.

5.5.          Notices. Such Grantor will advise the Administrative Agent promptly, in reasonable detail, of:

(a) any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral which would adversely affect the ability of the Administrative Agent to exercise any of its remedies hereunder; and

(b) the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

5.6.          Investment Property. (a) If such Grantor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Equity Interests of any Restricted Subsidiary, which Equity Interests are required to have been pledged pursuant to clause (d) of the Collateral and Guarantee Requirement, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Equity, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Administrative Agent and the Lenders, hold the same in trust for the Administrative Agent and the Lenders and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by such Grantor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations (provided that stock certificates representing the Pledged Equity of any Foreign

Immaterial Subsidiary need not be delivered to the Administrative Agent for so long as such Foreign Immaterial Subsidiary remains a Foreign Immaterial Subsidiary). If an Event of Default shall have occurred and be continuing, and any distribution of capital to a Grantor (other than cash) required to be included in Collateral shall be made on or in respect of the Investment Property or any property (other than cash) required to be included in Collateral shall be distributed to a Grantor upon or with respect to the Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, such Grantor shall, unless such distribution of capital or property is otherwise subject to a perfected security interest in favor of the Administrative Agent, use commercially reasonable efforts to cause it to be subject to a perfected security interest in favor of the Administrative Agent to the extent and in the manner required pursuant to Section 5.3 hereof. If any such property so distributed in respect of the Investment Property shall be received by such Grantor, such Grantor shall, until such property is delivered to the Administrative Agent, hold such property in trust for the Administrative Agent and the Lenders as additional collateral security for the Obligations.

(b) Without the prior written consent of the Administrative Agent, such consent not to be unreasonably withheld, such Grantor will not (i) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement), (ii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or permitted under Section 7.01 of the Credit Agreement or (iii) except as permitted by the Credit Agreement, enter, subsequent to the date upon which such Investment Property becomes Collateral hereunder, into any agreement (other than the Credit Agreement) or undertaking restricting the right or ability of such Grantor or the Administrative Agent to sell, assign or transfer any of the Investment Property required to be included in Collateral or Proceeds thereof.

(c) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Investment Property required to be included in Collateral issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.6(a) with respect to such Investment Property issued by it and (iii) the terms of Sections 6.3(c) and 6.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) and 6.7 with respect to such Investment Property issued by it.

(d) No Grantor shall permit any security interest in certificated Pledged Equity of any Issuer that is not a Subsidiary to be perfected by possession in favor of a Person other than the Administrative Agent.

(e) The Company shall not permit any security interest in certificated Pledged Equity of 1302791 Alberta ULC (or any ULC parent entity thereof that is a Foreign Subsidiary the Equity Interests of which are directly owned by the Company or a U. S. Guarantor) to be perfected by possession in favor of a Person other than the Administrative Agent (and shall so perfect by possession in favor of the Administrative Agent on behalf of the Secured Parties upon the reasonable request of the Administrative Agent).

5.7.          Receivables. (a) Other than in the ordinary course of business, such Grantor will not (i) grant any extension of the time of payment of any Receivable required to be included in Collateral, (ii) compromise or settle any Receivable required to be included in Collateral for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable required to be included in Collateral, (iv) allow any credit or discount whatsoever on any Receivable required to be included in Collateral or (v) amend, supplement or modify any Receivable required to be included in Collateral in any manner that could adversely affect the value thereof.

(b) Such Grantor will deliver to the Administrative Agent a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 20% of the aggregate amount of the then-outstanding Receivables.

(c) If such Grantor shall enter into any contract or other transaction with an Applicable Governmental Authority (as defined below) which will result in an Applicable Governmental Authority becoming an obligor on any Receivable required to be included in Collateral of an amount greater than $5,000,000, such Grantor shall (i) promptly thereafter notify the Administrative Agent thereof, (ii) provide to the Administrative Agent all such documents and instruments, and take all such actions, as shall be reasonably requested by the Administrative Agent to enable the Administrative Agent to comply with the requirements of the Federal Assignment of Claims Act or any other applicable Law to perfect its security interest in such Receivables and obtain the benefits of such Act or Law with respect thereto and (iii) otherwise comply with its obligations under Section 5.3(c) with respect thereto. As used in this paragraph, the term “Applicable Governmental Authority” shall mean any Governmental Authority the Law applicable to which provide that, for a creditor of a Person to which such Governmental Authority has an obligation to pay money, whether pursuant to a Receivable, a General Intangible or otherwise, to perfect such creditor’s Lien on such obligation and/or to obtain the full benefits of such Lien and such Law, certain notice, filing, recording or other similar actions other than the filing of a financing statement under the Uniform Commercial Code must be given, executed, filed, recorded, delivered or completed, including, without limitation, any Federal Governmental Authority to which the Federal Assignment of Claims Act of 1940 is applicable.

5.8.          Intellectual Property. (a) Such Grantor (either itself or through licensees) will (i) continue to use each Trademark that is material to the operation of the business of the Company and its Subsidiaries taken as a whole on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Law, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent, for the ratable benefit of the Secured Parties, shall obtain a perfected security interest in such mark pursuant to this Agreement and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any material respect.

(b) Such Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any Patent that is material to the operation of the business of the Company and its Subsidiaries taken as a whole may become forfeited, abandoned or dedicated to the public.

(c) Such Grantor (either itself or through licensees) (i) will employ each Copyright that is material to the operation of the business of the Company and its Subsidiaries taken as a whole and (ii) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any portion of the Copyrights that is material to the operation of the business of the Company and its Subsidiaries taken as a whole may become invalidated or otherwise impaired. Such Grantor will not (either itself or through licensees) do any act whereby any portion of the Copyrights that is material to the operation of the business of the Company and its Subsidiaries taken as a whole may fall into the public domain.

(d) Such Grantor (either itself or through licensees) will not do any act that knowingly uses any Intellectual Property that is material to the operation of the business of the Company and its Subsidiaries taken as a whole to infringe the intellectual property rights of any other Person.

(e) Such Grantor will notify the Administrative Agent immediately if it knows, or has reason to know, that any application or registration relating to any Intellectual Property that is material to the operation of the business of the Company and its Subsidiaries taken as a whole may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor’s ownership of, or the validity of, any such Intellectual Property or such Grantor’s right to register the same or to own and maintain the same.

(f) In the event such Grantor, either by itself or through any agent, employee, licensee or designee, shall in any fiscal year file an application for the registration of any Intellectual Property that is material to the operation of the Company and its Subsidiaries taken as a whole with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Administrative Agent at the time of delivery of annual financial statements with respect to such fiscal year pursuant to Section 6.01(a) of the Credit Agreement. Upon reasonable request of the Administrative Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent’s and the Lenders’ security interest in any such Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

(g) Such Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United

States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Intellectual Property that is material to the operation of the business of the Company and its Subsidiaries taken as a whole, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

(h) In the event that any Intellectual Property that is material to the operation of the business of the Company and its Subsidiaries taken as a whole is infringed, misappropriated or diluted by a third party, such Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Administrative Agent after it learns thereof and sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

(i) Notwithstanding anything to the contrary in this Agreement, subject to the provisions of the Credit Agreement, nothing shall prevent any Grantor in the ordinary course of business from abandoning, ceasing to use or otherwise impairing or disposing of any Intellectual Property if such Grantor reasonably believes that doing so is in its business interests. For the avoidance of doubt, nothing in this Section 5.8 shall prohibit a sale, transfer or disposition of any Intellectual Property made in accordance with Sections 7.04 or 7.05 of the Credit Agreement.

(j) No Grantor shall, and the Grantors in the aggregate shall not, make filings in the United States Copyright Office or the United States Trademark Office to perfect any security interest in all or substantially all of the Copyright Licenses held by the Grantors in the aggregate or all or substantially all of the Trademark Licenses held by the Grantors in the aggregate (other than to perfect the security interest in such Copyright Licenses and Trademark Licenses securing the Obligations).

(k) Upon and during the continuance of an Event of Default, each Grantor shall use all commercially reasonable efforts to obtain all requisite consents or approvals under each Copyright License, Patent License and Trademark License reasonably requested by the Administrative Agent to effect the assignment of all such Grantor’s right, title and interest thereunder to the Administrative Agent or its designee.

5.9.          Commercial Tort Claims. If such Grantor shall obtain an interest in any Commercial Tort Claim as to which it determines that it reasonably expects to recover more than $5,000,000, such Grantor shall within 30 days of making such determination (or such other period reasonably satisfactory to the Administrative Agent) sign and deliver documentation reasonably acceptable to the Administrative Agent granting a security interest under the terms and provisions of this Agreement in and to such Commercial Tort Claim.

SECTION 6. REMEDIAL PROVISIONS

6.1.          Certain Matters Relating to Receivables. (a) The Administrative Agent shall have the right annually (or, if an Event of Default has occurred and is continuing, at any time) to make test verifications of the Receivables required to be included in Collateral in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Administrative Agent may require in connection with such test verifications. Annually (or, if an Event of Default has occurred and is continuing, at any time), upon the Administrative Agent’s reasonable request and at the expense of the relevant Grantor, such Grantor shall use commercially reasonable efforts to cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, such Receivables.

(b) The Administrative Agent hereby authorizes each Grantor to collect such Grantor’s Receivables required to be included in Collateral and the Administrative Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of such Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent if required, in a Collateral Account maintained under the sole dominion and control of the Administrative Agent, subject to withdrawal by the Administrative Agent for the account of the Lenders only as provided in Section 6.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables required to be included in Collateral shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

(c) If an Event of Default has occurred and is continuing, at the Administrative Agent’s request, each Grantor shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables required to be included in Collateral, including, without limitation, all original orders, invoices and shipping receipts.

6.2.          Communications with Obligors; Grantors Remain Liable. (a) The Administrative Agent in its own name or in the name of others may at any time when an Event of Default has occurred and is continuing, communicate with obligors under the Receivables required to be included in Collateral to verify with them to the Administrative Agent’s satisfaction the existence, amount and terms of any such Receivables.

(b) Upon the request of the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables required to be included in Collateral that such Receivables have been assigned to the Administrative Agent for the ratable benefit of the Secured Parties and that payments in respect thereof shall be made directly to the Administrative Agent.

(c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables required to be included in Collateral to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Administrative

Agent nor any Lender shall have any obligation or liability under any such Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any Lender of any payment relating thereto, nor shall the Administrative Agent or any Lender be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any such Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

6.3.          Pledged Equity. (a) Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the relevant Grantor of the Administrative Agent’s intent to exercise its corresponding rights pursuant to Section 6.3(b), each Grantor shall be permitted to receive all dividends (other than dividends payable in Equity Interests) paid in respect of the Pledged Equity and all payments made in respect of the Pledged Debt, in each case to the extent permitted in the Credit Agreement, and to exercise all voting and corporate or other organizational rights with respect to the Investment Property; provided, however, that such Grantor will not be entitled to exercise any such right if the result thereof could materially and adversely affect the rights inuring to a holder of the Investment Property or the rights and remedies of the Administrative Agent or the Lenders under any Loan Document or the ability of the Administrative Agent or the Lenders to exercise the same.

(b) If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Administrative Agent shall have the right to receive any and all cash dividends, payments (including sums paid upon the liquidation or dissolution of any Issuer or in connection with any distribution of capital) or other Proceeds paid in respect of the Investment Property and make application thereof to the Obligations in accordance with the provisions of the Credit Agreement and (ii) any or all of the Investment Property shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Investment Property at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other organizational structure of any Issuer, or upon the exercise by any Grantor or the Administrative Agent of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing. If any sums of money paid or distributed in respect of Investment Property, which the Administrative Agent shall be entitled to receive pursuant to clause (i) above, shall be received by a Grantor, such Grantor shall, until such money is paid to the Administrative Agent, hold such money in trust for the Administrative Agent and the Lenders as additional collateral for the Obligations.

(c) Each Grantor hereby authorizes and instructs each Issuer of any Investment Property pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Administrative Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Investment Property directly to the Administrative Agent.

6.4.          Proceeds to be Turned Over to Administrative Agent. If an Event of Default occurs and is continuing and the Administrative Agent so requests, all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Administrative Agent, if required). All Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Administrative Agent in a Collateral Account (or by such Grantor in trust for the Administrative Agent and the Lenders) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.5.

6.5.          Application of Proceeds. At such intervals as may be agreed upon by the Company and the Administrative Agent, or, if an Event of Default has occurred and is continuing, at any time at the Administrative Agent’s election, the Administrative Agent shall apply all or any part of Proceeds required to be included in Collateral, whether or not held in any Collateral Account, and any proceeds of the guarantee set forth in Section 2, in payment of the Obligations in accordance with Section 8.04 of the Credit Agreement, and any part of such funds which the Administrative Agent elects not so to apply and deems not required as collateral security for the Obligations shall be paid over from time to time by the Administrative Agent to the Company or to whosoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after the Obligations shall have been paid in full, no Letters of Credit shall be outstanding and the Commitments shall have terminated shall be paid over to the Company or to whomsoever may be lawfully entitled to receive the same.

6.6.          Code and Other Remedies. If an Event of Default occurs and is continuing, the Administrative Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, if an Event of Default occurs and is continuing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Administrative Agent’s request following and during the continuance of an Event of Default, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor’s premises or elsewhere. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.6, after deducting all reasonable out-of-pocket costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Administrative Agent may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the New York UCC, need the Administrative Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

6.7.          Registration Rights. (a) If the Administrative Agent shall determine to exercise its rights to sell all or any of the Pledged Equity pursuant to Section 6.6, and if, in the opinion of the Administrative Agent, it is necessary or advisable to have the Pledged Equity, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register the Pledged Equity, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Equity, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to cause such Issuer to comply with the provisions of the securities or “Blue Sky” laws of any and all jurisdictions which the Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

(b) Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Equity, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Equity for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

(c) Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Equity pursuant to this Section 6.7 valid and binding and in compliance with any and all other applicable Law. Each Grantor further agrees that a breach of any of the covenants contained in this Section 6.7 will cause irreparable injury to the Administrative Agent and the Lenders, that the Administrative Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.7 shall be specifically enforceable against such Grantor, and such Grantor hereby waives, to the fullest extent permitted by applicable law, and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing under the Credit Agreement.

6.8.          Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the reasonable fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency.

SECTION 7. THE ADMINISTRATIVE AGENT

7.1.          Administrative Agent’s Appointment as Attorney-in-Fact, etc. (a) Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

(i)            in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable required to be included in Collateral hereunder or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any such Receivable or with respect to any other Collateral whenever payable;

(ii)          in the case of any Intellectual Property required to be included in Collateral hereunder, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Administrative Agent’s and the Lenders’ security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

(iii)         pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

(iv)         execute, in connection with any sale provided for in Section 6.6 or 6.7, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

(v)          (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may reasonably deem appropriate; (7) subject to any licenses (and the rights granted therein) existing at the time of such assignment, assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent’s and the Lenders’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Anything in this Section 7.1(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

(b)   If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c)   The reasonable out-of-pocket expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the highest rate per annum at which interest would then be payable on any category of past due Base Rate Loans under the Credit Agreement, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent on demand.

(d)   Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

7.2.          Duty of Administrative Agent. The Administrative Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent, any Lender nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Administrative Agent and the Lenders hereunder are solely to protect the Administrative Agent’s and the Lenders’ interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Lender to exercise any such powers. The Administrative Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

7.3.          Execution of Financing Statements. Pursuant to any applicable law, each Grantor authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Administrative Agent determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. Each Grantor authorizes the Administrative Agent to use the collateral description “all personal property” or “all assets” in any such financing statements. Each Grantor hereby ratifies and authorizes the filing by the Administrative Agent of any financing statement with respect to the Collateral made prior to the date hereof; provided that, at the reasonable request of any Grantor, the Administrative Agent shall amend any such statement (and any other financing statement filed by the Administrative Agent in connection with this Agreement) to exclude any property that is released from, or otherwise not included in, the Collateral. The Administrative Agent agrees promptly to furnish copies of all such filings to the Company.

7.4.          Authority of Administrative Agent. Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

SECTION 8. MISCELLANEOUS

8.1.          Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.01 of the Credit Agreement.

8.2.          Notices. All notices, requests and demands to or upon the Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in Section 10.02 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1.

8.3.          No Waiver by Course of Conduct; Cumulative Remedies. Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

8.4.          Enforcement Expenses; Indemnification. (a) Each Guarantor agrees to pay or reimburse each Lender and the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

(b) Each Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

(c)  Each Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments and suits and related reasonable out-of-pocket expenses (including Attorney Costs) of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Company would be required to do so pursuant to Section 10.05 of the Credit Agreement.

(d) The agreements in this Section 8.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

8.5.          Successors and Assigns. This Agreement shall be binding upon the permitted successors and assigns of each Grantor and shall inure to the benefit of the Administrative Agent and the Lenders and their permitted successors and assigns; provided that no Grantor may, except pursuant to a merger or consolidation permitted by the Credit Agreement, assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

8.6.          Setoff. In addition to any rights and remedies of the Lenders provided by Law, upon the occurrence and during the continuance of any Event of Default, each Lender and its Affiliates is authorized at any time and from time to time, without prior notice to any Grantor, any such notice being waived by each Grantor to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other Indebtedness at any time owing by, such Lender and its Affiliates to or for the credit or the account of any Grantor against any and all Obligations owing to such Lender and its Affiliates hereunder or under any other Loan Document, now or hereafter existing, irrespective of whether or not such Agent or such Lender or Affiliate shall have made demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebtedness; provided that, in the case of any such deposits or other Indebtedness for the credit or the account of any Foreign Subsidiary, such set off may only be against any Obligations of Foreign Subsidiaries. Each Lender agrees promptly to notify such Grantor and the Administrative Agent after any such set off and application made by such Lender; provided, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Administrative Agent and each Lender under this Section 8.6 are in addition to other rights and remedies (including other rights of setoff) that the Administrative Agent and such Lender may have.

8.7.          Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.

8.8.          Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.9.          Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

8.10.        Integration. This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter.

8.11.       GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

8.12.        Submission To Jurisdiction; Waivers. (a) Any legal action or proceeding arising under any Loan Document or in any way connected with or related or incidental to the dealings of the parties hereto or any of them with respect to any Loan Document, or the transactions related thereto, in each case whether now existing or hereafter arising, may be brought in the courts of the State of New York sitting in New York City or of the United States for the Southern District of such State, and by execution and delivery of this Agreement, each Grantor and the Administrative Agent consents, for itself and in respect of its property, to the non-exclusive jurisdiction of those courts. Each Grantor and the Administrative Agent irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such courts in respect of any Loan Document or other document related thereto.

(b) Each Grantor hereby irrevocably and unconditionally:

(i)            agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

(ii)           agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(iii)          waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

8.13.        Acknowledgments. Each Grantor hereby acknowledges that:

(a)   it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b)   neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)   no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Grantors and the Lenders.

8.14.        Additional Guarantors and Grantors. Each Subsidiary of the Company that is required to become a party to this Agreement pursuant to Section 6.10 of the Credit Agreement shall become a Guarantor and a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of a Security Agreement Supplement in the form of Annex 1 hereto.

8.15.        Releases. (a) At such time as the Loans and the other Obligations (other than contingent indemnification and contingent expense reimbursement obligations, Obligations in respect of Secured Hedge Agreements and Cash Management Obligations) shall have been paid in full, the Commitments have been terminated and no Letters of Credit shall be outstanding, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Administrative Agent shall deliver to such Grantor any Collateral held by the Administrative Agent hereunder and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

(b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then (i) the Liens created hereby on such Collateral shall automatically be released and (ii) the Administrative Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral. If any of the Collateral shall become Specified Assets described in clause (b) of the definition thereof (taking into account the proviso thereto), then (A) the Liens created hereby on such Collateral shall automatically be released and (ii) the Administrative Agent, at the request and sole expense of the Company, shall execute and deliver to the Company or the relevant Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral. In addition, at the request and at the sole expense of the Company, the Administrative Agent agrees to (x) provide to each Grantor a power of attorney to execute any document reasonably required to permit any sale permitted by the Credit Agreement of any asset, the perfection of which is governed by a certificate-of-title statute, free of the Liens created by the Security Documents and (y) with respect to any jurisdiction in which releases executed pursuant to such power of attorney are insufficient to release such Liens, (1) execute in blank any document reasonably required to permit any sale permitted by the Credit Agreement of any asset, the perfection of which is governed by a certificate-of-title statute, free of the Liens created by the Security Documents and (2) authorize such Grantor to fill in the relevant information to release such Lien. At the request and sole expense of the Company, a Subsidiary Guarantor shall be released from its obligations hereunder in the event that all the Equity Interests of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement; provided that the Company shall have delivered to the Administrative Agent, at least five Business Days prior to the date of the proposed release, a written request for release identifying the relevant Subsidiary Guarantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Company stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

8.16.       WAIVER OF JURY TRIAL. EACH GRANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 10.17 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

8.17.        Effectiveness of the Merger; Assignment and Delegation to and Assumption by Reader’s Digest. Reader’s Digest and its Subsidiaries shall have no rights or obligations hereunder until the consummation of the Merger and any representations and warranties of Reader’s Digest or any of its Subsidiaries hereunder shall not become effective until such time. Upon consummation of the Merger, Reader’s Digest shall succeed to all the rights and obligations of Doctor Acquisition Co. under this Agreement and all rights, obligations, representations and warranties of Reader’s Digest and its Subsidiaries shall become effective as of the date hereof, without any further action by any Person.

8.18.        German Borrower Security. Notwithstanding any provision to the contrary in any Loan Document or any Secured Hedge Agreement, any guarantees, security interests or other security provided under or in connection with this Agreement or any other

Loan Document or any Secured Hedge Agreement (“Security”) shall at all times exclude direct or indirect access to Specified Assets other than Specified Assets of the German Borrower (in particular, no security in rem (dingliche Sicherheit) in Specified Assets other than Specified Assets of the German Borrower shall be created (or, in the event such exclusion is not possible under applicable law, no such security in rem shall be enforceable), and no disposal restriction (Verfügungsbeschränkung) and no submission to immediate foreclosure (Unterwerfung unter die sofortige Zwangsvollstreckung) regarding Specified Assets other than Specified Assets of the German Borrower shall apply with respect to any contractual claim (schuldrechtlicher Anspruch) in favor of any Secured Party). The restriction set forth in this Section 8.18 shall be applicable if and only to the extent that (and only for so long as) (a) such Security secures Obligations of the German Borrower and (b) direct or indirect access to such Specified Assets would result in adverse tax consequences to Holdings and its Subsidiaries as a consequence of § 8a of the German Corporate Income Tax Act (Körperschaftsteuergesetz) as amended from time to time or of any future rules replacing § 8a of the German Corporate Income Tax Act (Körperschaftsteuergesetz).

8.19.        Parallel Obligations.

(a) Solely for purposes of the validity and enforcement of any security interest granted to the Secured Parties in any Equity Interests or other assets governed by German law, each of the parties hereto agrees (and each Secured Party by its execution of the Credit Agreement or its Assignment and Assumption agrees), and each of the Loan Parties acknowledges by way of an abstract acknowledgement of debt (abstraktes Schuldanerkenntnis as effective under German law) (the “Acknowledgement”), that the Obligations of such Loan Party (and each of their respective permitted successors and assigns) (the “Original Obligations”) shall also be owing in full to the Administrative Agent (and its permitted successors and assigns), and that accordingly the Administrative Agent will have its own independent right to demand performance by the respective Loan Party of the Obligations of such Loan Party (such Obligations owed to the Administrative Agent, the “Parallel Obligations”). Any payment by any Loan Party of its Parallel Obligations shall to the same extent reduce and be a good discharge of the corresponding Original Obligations of such Loan Party owing to the relevant Secured Parties, and payment by any Loan Party of its Original Obligations to the relevant Secured Parties shall to the same extent reduce and be a good discharge of the Parallel Obligations owing by it to the Administrative Agent. The Administrative Agent undertakes to each Loan Party that in the case of any discharge of any such obligation owing to one of the Administrative Agent or a Secured Party, it will, to the same extent, not make a claim against such Loan Party under the Acknowledgement at any time, provided that any such claims can be made against such Loan Party if such discharge is made by virtue of any set off, counterclaim or similar defense invoked by such Loan Party vis-a-vis the Administrative Agent other than with respect to claims arising under the Loan Documents.

(b) Without limiting or affecting the Administrative Agent’s rights against the Loan Parties (whether under this Section 8.19 or under any other provision of the Loan Documents), the Administrative Agent agrees with each other Secured Party that it will not exercise its rights under the Acknowledgement with respect to Obligations owed to such Secured Party except with the consent of such Secured Party, which consent is hereby deemed given by its execution of the Credit Agreement or its Assignment and Assumption. Nothing in the

previous sentence shall in any way limit the Administrative Agent’s right to act in the protection or preservation of rights under or to enforce any Collateral Document (or to do any act reasonably incidental to the foregoing).

JPMORGAN CHASE BANK, N.A., as
Administrative Agent

By:	/s/ GARY L. SPEVACK
Name: GARY L. SPEVACK
Title: VICE PRESIDENT

[SIGNATURE PAGE TO GUARANTEE AND COLLATERAL AGREEMENT]

By	/s/ Christopher Minnetian
	Name:	Christopher Minnetian
	Title:	President, Treasurer and
Secretary of each of the Loan
Parties listed on Exhibit A

[SIGNATURE PAGE TO GUARANTEE AND COLLATERAL AGREEMENT]

By	/s/ Clifford H.R. DuPree
	Name:	Clifford H.R. DuPree
	Title:	Secretary of each of the Loan
Parties listed on Exhibit B

[SIGNATURE PAGE TO GUARANTEE AND COLLATERAL AGREEMENT]

By	/s/ Karen E. Andrews
	Name:	Karen E. Andrews
	Title:	Secretary of each of the Loan
Parties listed on Exhibit C

[[SIGNATURE PAGE TO GUARANTEE AND COLLATERAL AGREEMENT]

By	/s/ Randolph H. Elkins
	Name:	Randolph H. Elkins
	Title:	Secretary of each of the Loan
Parties listed on Exhibit D

[SIGNATURE PAGE TO GUARANTEE AND COLLATERAL AGREEMENT]

Solely for purposes of Sections 8.18 and 8.19:
RD GERMAN HOLDINGS GmbH

By:	/s/ Werner Neunzig
Name: Werner Neunzig
Title: Managing Director

[SIGNATURE PAGE TO GUARANTEE AND COLLATERAL AGREEMENT]

Exhibit A

RDA Holding Co.
Doctor Acquisition Co.

Exhibit B

The Reader’s Digest Association, Inc.

Allrecipes.com, Inc.

Ardee Music Publishing, Inc.

Books Are Fun, Ltd.

Christmas Angel Productions, Inc.

Pegasus Asia Investments, Inc.

Pegasus Finance Corp.

Pegasus Investment, Inc.

Pegasus Sales, Inc.

Pleasantville Music Publishing, Inc.

QSP, Inc.

Family Reading Program Corp.

QSP Distribution Services, LLC

QSP Products and Programs, LLC

QSP Sales, LLC

QSP Services, LLC

QSP Ventures, LLC

Fundraising.com, Inc.

Reiman Media Group, Inc.

Taste of Home Productions, Inc.

Taste of Home Media Group, Inc.

World Wide Country Tours, Inc.

VideOvation, Inc.

R. D. Manufacturing Corporation

RD Publications, Inc.

Home Service Publications, Inc.

RD Large Edition, Inc.

RD Trade Shows, Inc.

RD Walking, Inc.

Retirement Living Publishing Company, Inc.

Travel Publications, Inc.

RD Member Services, Inc.

Reader’s Digest Children’s Publishing, Inc.

Reader’s Digest Consumer Services, Inc.

RD Magazine Value Partners, Inc.

Reader’s Digest Entertainment, Inc.

Reader’s Digest Financial Services, Inc.

Taste of Home Entertaining, Inc.

Reader’s Digest Latinoamerica S.A.

WAPLA, LLC

Reader’s Digest Sales and Services, Inc.

Reader’s Digest Sub Nine, Inc.

Reader’s Digest Young Families, Inc.

SMDDMS, Inc.

The Reader’s Digest Association (Russia) Incorporated

W.A. Publications, LLC

Exhibit C

WRC Media Inc.

CompassLearning, Inc.

Weekly Reader Corporation

Lifetime Learning Systems, Inc.

World Almanac Education Group, Inc.

Funk & Wagnalls Yearbook Corp.

Gareth Stevens, Inc.

Exhibit D

Direct Holdings U.S. Corp.

Direct Holdings Americas Inc.

Direct Holdings Custom Publishing Inc.

Direct Holdings Education Inc.

Alex Inc.

Direct Holdings Customer Service, Inc.

Direct Holdings Libraries Inc.

ACKNOWLEDGMENT AND CONSENT***

The undersigned hereby acknowledges receipt of a copy of the Guarantee and Collateral Agreement dated as of March 2, 2007 (the “Agreement”), made by the Grantors parties thereto for the benefit of JPMORGAN CHASE BANK, N.A., as Administrative Agent. The undersigned agrees for the benefit of the Administrative Agent and the Lenders as follows:

1.       The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

2.       The undersigned will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.6(a) of the Agreement.

3.       The terms of Sections 6.3(c) and 6.7 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 of the Agreement.

[NAME OF ISSUER]

By
Name:
Title:

Address for Notices:

Fax:

***	This consent is necessary only with respect to any Issuer which is not also a Grantor. This consent may be modified or eliminated with respect to any Issuer that is not controlled by a Grantor.

Annex 1 to

Guarantee and Collateral Agreement

ASSUMPTION AGREEMENT, dated as of                  , 20    , made by                                , a            corporation (the “Additional Grantor”), in favor of JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), for the lending and other financial institutions (the “Lenders”) parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

W I T N E S S E T H:

WHEREAS, RDA HOLDING CO., a Delaware corporation (“Holdings”), THE READER’S DIGEST ASSOCIATION, INC., a Delaware corporation (the “Company”), the Overseas Borrowers, the Lenders and the Administrative Agent have entered into a Credit Agreement, dated as of March 2, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, Holdings, the Company and certain of the Company’s Subsidiaries (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of March 2, 2007 (as amended, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) in favor of the Administrative Agent for the benefit of the Lenders;

WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1.             Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.14 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Guarantor and a Grantor thereunder with the same force and effect as if originally named therein as a Guarantor and a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor and a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

2.             GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:
Name:
Title:

Annex 1-A to

Assumption Agreement

Supplement to Schedule 1

Supplement to Schedule 2

Supplement to Schedule 3

Supplement to Schedule 4

Supplement to Schedule 5

Supplement to Schedule 6

Supplement to Schedule 7

[Schedules to

Guarantee and Collateral Agreement]

Schedule 1
Notice Addresses

Company Name	Legal Address
RDA Holding Co.	One Rockefeller Plaza, 32nd Floor New York, NY 10020
Doctor Acquisition Co.	One Rockefeller Plaza, 32nd Floor New York, NY 10020
The Reader’s Digest Association, Inc.	Reader’s Digest Road Pleasantville, NY 10570
Allrecipes.com, Inc.	3317 3rd Ave. S, Suite D Seattle, WA 98134
Ardee Music Publishing, Inc.	260 Madison Avenue New York, New York 10016
Books Are Fun, Ltd.	1680 Highway 1 North Fairfield, Iowa 52556
Christmas Angel Productions, Inc.	Reader’s Digest Road Pleasantville, NY 10570
Family Reading Program Corp.	Reader’s Digest Road Pleasantville, NY 10570
Home Service Publications, Inc.	Reader’s Digest Road Pleasantville, NY 10570
Pegasus Asia Investments, Inc.	Reader’s Digest Road Pleasantville, NY 10570
Pegasus Finance Corp.	802 North West Street Wilmington, DE 19801
Pegasus Investment, Inc.	Reader’s Digest Road Pleasantville, NY 10570
Pegasus Sales, Inc.	Reader’s Digest Road Pleasantville, NY 10570
Pleasantville Music Publishing, Inc.	Reader’s Digest Road Pleasantville, NY 10570
QSP, Inc.	Reader’s Digest Road Pleasantville, NY 10570
QSP Distribution Services, LLC	2175 East Park Drive, Suite A Conyers, GA 30013-5743
QSP Products and Programs, LLC	Reader’s Digest Road Pleasantville, NY 10570
QSP Sales, LLC	Reader’s Digest Road Pleasantville, NY 10570
QSP Services, LLC	Reader’s Digest Road Pleasantville, NY 10570
QSP Ventures, LLC	Reader’s Digest Road Pleasantville, NY 10570

RD Large Edition, Inc.	Reader’s Digest Road Pleasantville, NY 10570
RD Magazine Value Partners, Inc.	Reader’s Digest Road Pleasantville, NY 10570
R. D. Manufacturing Corporation	Reader’s Digest Road Pleasantville, NY 10570
RD Member Services, Inc.	Reader’s Digest Road Pleasantville, NY 10570
RD Publications, Inc.	Reader’s Digest Road Pleasantville, NY 10570
RD Trade Shows, Inc.	Reader’s Digest Road Pleasantville, NY 10570
RD Walking, Inc.	Reader’s Digest Road Pleasantville, NY 10570
Reader’s Digest Children’s Publishing, Inc.	Reader’s Digest Road Pleasantville, NY 10570
Reader’s Digest Consumer Services, Inc.	200 Cahaba Park Circle Birmingham, AL. 35242
Reader’s Digest Entertainment, Inc.	Reader’s Digest Road Pleasantville, NY 10570
Reader’s Digest Financial Services, Inc.	Reader’s Digest Road Pleasantville, NY 10570
Taste of Home Entertaining, Inc.	20300 Watertower Blvd Brookfield, WI 53045
Reader’s Digest Latinoamerica S.A.	Reader’s Digest Road Pleasantville, NY 10570
Reader’s Digest Sales and Services, Inc.	261 Madison Avenue New York, NY 10016
Fundraising.com, Inc.	Reader’s Digest Road Pleasantville, NY 10570
Reader’s Digest Sub Nine, Inc.	Reader’s Digest Road Pleasantville, NY 10570
Reader’s Digest Young Families, Inc.	Reader’s Digest Road Pleasantville, NY 10570
Taste of Home Media Group, Inc.	5400 South 60th Street Greendale, Wisconsin 53129
Reiman Media Group, Inc.	5400 South 60th Street Greendale, Wisconsin 53129
Retirement Living Publishing Company, Inc.	Reader’s Digest Road Pleasantville, NY 10570
SMDDMS, Inc.	Reader’s Digest Road Pleasantville, NY 10570
Taste of Home Productions, Inc.	5400 South 60th Street Greendale, Wisconsin 53129
The Reader’s Digest Association (Russia) Incorporated	Reader’s Digest Road Pleasantville, NY 10570

2

Travel Publications, Inc.	Reader’s Digest Road Pleasantville, NY 10570
VideOvation, Inc.	Reader’s Digest Road Pleasantville, NY 10570
W.A. Publications, LLC	Reader’s Digest Road Pleasantville, NY 10570
WAPLA, LLC	Reader’s Digest Road Pleasantville, NY 10570
World Wide Country Tours, Inc.	5400 South 60th Street Greendale, Wisconsin 53129

Alex Inc.	8280 Willow Oaks Corporate Drive, Suite 800 Fairfax, VA 22031
Direct Holdings Americas Inc.	8280 Willow Oaks Corporate Drive, Suite 800 Fairfax, VA 22031
Direct Holdings Custom Publishing Inc.	8280 Willow Oaks Corporate Drive, Suite 800 Fairfax, VA 22031
Direct Holdings Customer Service, Inc.	8280 Willow Oaks Corporate Drive, Suite 800 Fairfax, VA 22031
Direct Holdings Education Inc.	8280 Willow Oaks Corporate Drive, Suite 800 Fairfax, VA 22031
Direct Holdings Libraries Inc.	8280 Willow Oaks Corporate Drive, Suite 800 Fairfax, VA 22031
Direct Holdings U.S. Corp.	8280 Willow Oaks Corporate Drive, Suite 800 Fairfax, VA 22031

WRC Media Inc.	512 Seventh Avenue New York, NY 10018
CompassLearning, Inc.	203 Colorado Street Austin, TX 78701
Weekly Reader Corporation	200 First Stamford Place P.O. Box 120023 Stamford, CT 06912
Lifetime Learning Systems, Inc.	200 First Stamford Place P.O. Box 120023 Stamford, CT 06912
World Almanac Education Group, Inc.	512 Seventh Avenue New York, NY 10018
Funk & Wagnalls Yearbook Corp.	512 Seventh Avenue New York, NY 10018
Gareth Stevens, Inc.	330 West Olive Street, Suite 100 Milwaukee, WI 53212

3

Schedule 2
Investment Property

Pledged Debt:

Lender	Borrower	Amount
The Reader’s Digest Association, Inc.	Pegasus Sales, Inc.	$5,000,000
The Reader’s Digest Association, Inc.	Reader’s Digest Children’s Publishing, Inc.	$3,740,000
The Reader’s Digest Association, Inc.	Reader’s Digest Sales & Services, Inc.	$3,000,000
The Reader’s Digest Association, Inc.	Books Are Fun, Ltd.	$330,000,000

Pledged Equity:(1)

Domestic

Loan Party	Subsidiary	Subsidiary Jurisdiction of Organization	Ownership Interest	Percent Ownership
RDA Holding Co.	The Reader’s Digest Association, Inc.	Delaware	1,000 shares common	100%
The Reader’s Digest Association, Inc.	Allrecipes.com, Inc.	Washington	10 shares common	100%
The Reader’s Digest Association, Inc.	Ardee Music Publishing, Inc.	Delaware	100 shares common	100%
The Reader’s Digest Association, Inc.	Books Are Fun, Ltd.	Iowa	100 shares common	100%
The Reader’s Digest Association, Inc.	Christmas Angel Productions, Inc.	Delaware	10 shares common	100%

(1) Reflects final structure on the Closing Date, following the consummation of the Acquisitions and the contribution by RDA Holding Co. to The Reader’s Digest Association, Inc. of the Equity Interests of each of Direct Holdings U.S. Corp. and WRC Media Inc.

4

The Reader’s Digest Association, Inc.	Pegasus Asia Investments Inc.	Delaware	10 shares common	100%
The Reader’s Digest Association, Inc.	Pegasus Finance Corp.	Delaware	10 shares common	100%
The Reader’s Digest Association, Inc.	Pegasus Investment, Inc.	Delaware	10 shares common	100%
The Reader’s Digest Association, Inc.	Pegasus Sales, Inc.	Delaware	1,000 shares common	100%
The Reader’s Digest Association, Inc.	Pleasantville Music Publishing, Inc.	Delaware	100 shares common	100%
The Reader’s Digest Association, Inc.	QSP, Inc.	Delaware	10 shares common	100%
The Reader’s Digest Association, Inc.	R. D. Manufacturing Corporation	Delaware	1,000 shares common	100%
The Reader’s Digest Association, Inc.	RD Publications, Inc. (f/k/a Travel Publications, Inc.)	Delaware	10 shares common	100%
The Reader’s Digest Association, Inc.	Reader’s Digest Children’s Publishing, Inc. (f/k/a Reader’s Digest Sub Five, Inc.)	Delaware	10 shares common	100%
The Reader’s Digest Association, Inc.	Reader’s Digest Consumer Services, Inc.	Delaware	10 shares common	100%
The Reader’s Digest Association, Inc.	Reader’s Digest Entertainment, Inc.	Delaware	10 shares common	100%
The Reader’s Digest Association, Inc.	Reader’s Digest Financial Services, Inc.	Delaware	10 shares common	100%
The Reader’s Digest Association, Inc.	Reader’s Digest Latinoamerica S.A.	Delaware	10 shares common	100%
The Reader’s Digest Association, Inc.	Reader’s Digest Sales and Services, Inc.	Delaware	1,000 shares common	100%
The Reader’s Digest Association, Inc.	Reader’s Digest Sub Nine, Inc.	Delaware	10 shares common	100%
The Reader’s Digest Association, Inc.	Reader’s Digest Young Families, Inc.	Delaware	10 shares common	100%
The Reader’s Digest Association, Inc.	SMDDMS, Inc.	Delaware	10 shares common	100%
The Reader’s Digest Association, Inc.	Taste of Home Entertaining, Inc. (f/k/a Reader’s Digest Home Parties)	Delaware	10 shares common	100%
The Reader’s Digest Association, Inc.	The Reader’s Digest Association (Russia) Incorporated (f/k/a	Delaware	10 shares common	100%

5

	Reader’s Digest Sub Four, Inc.)
The Reader’s Digest Association, Inc.	W.A. Publications, LLC	Delaware	100%	100%
QSP, Inc.	Family Reading Program Corp.	Delaware	10 shares common	100%
QSP, Inc.	Fundraising.com, Inc. (f/k/a Reader’s Digest Sub Eight, Inc.)	Delaware	10 shares common	100%
QSP, Inc.	QSP Distribution Services, LLC	Delaware	10 units limited liability interests	100%
QSP, Inc.	QSP Products and Programs, LLC	Delaware	10 units limited liability interests	100%
QSP, Inc.	QSP Sales, LLC	Delaware	10 units limited liability interests	100%
QSP, Inc.	QSP Services, LLC	Delaware	10 units limited liability interests	100%
QSP, Inc.	QSP Ventures, LLC	Delaware	10 units limited liability interests	100%
QSP, Inc.	Reiman Media Group, Inc. (f/k/a Reader’s Digest Media Group, Inc.)	Delaware	10 shares common	100%
QSP, Inc.	VideOvation, Inc. (f/k/a Reader’s Digest Sub Three, Inc.)	Delaware	10 shares common	100%
RD Publications, Inc. (f/k/a Travel Publications, Inc.)	Home Service Publications, Inc.	Delaware	10 shares common	100%
RD Publications, Inc.	RD Large Edition, Inc.	Delaware	10 shares common	100%
RD Publications, Inc.	RD Trade Shows, Inc.	Delaware	10 shares common	100%
RD Publications, Inc.	RD Walking, Inc.	Delaware	10 shares common	100%
RD Publications, Inc.	Retirement Living Publishing Company, Inc.	Delaware	10 shares common	100%
RD Publications, Inc.	Travel Publications, Inc. (f/k/a RD Publications, Inc.)	Delaware	10 shares common	100%
Reader’s Digest Consumer Services, Inc.	RD Magazine Value Partners, Inc.	Delaware	10 shares common	100%
Reader’s Digest Latinoamerica, S.A.	WAPLA, LLC	Delaware	100 unites limited	100%

6

			liability interests
Reiman Media Group, Inc. (f/k/a Reader’s Digest Media Group, Inc.)	Taste of Home Media Group, Inc. (f/k/a Reader’s Digest RAP, Inc.)	Delaware	10 shares common	100%
Reiman Media Group, Inc. (f/k/a Reader’s Digest Media Group, Inc.)	Taste of Home Productions, Inc. (f/k/a Reader’s Digest HV, Inc.)	Delaware	10 shares common	100%
Reiman Media Group, Inc. (f/k/a Reader’s Digest Media Group, Inc.)	World Wide Country Tours, Inc. (f/k/a Reader’s Digest WWCT, Inc.)	Delaware	10 shares common	100%
Travel Publications, Inc.	RD Member Services, Inc.	Delaware	10 shares common	100%

The Reader’s Digest Association, Inc.	Direct Holdings U.S. Corp.	Delaware	200,000 shares common	100%
Direct Holdings U.S. Corp.	Direct Holdings Americas Inc. (f/k/a Time-Life Books Inc.)	Delaware	1,000 shares common	100%
Direct Holdings Americas Inc. (f/k/a Time Life Inc.)	Direct Holdings Custom Publishing Inc. (f/k/a Time Life Custom Publishing Inc.)	Delaware	100 shares common	100%
Direct Holdings Americas Inc. (f/k/a Time Life Inc.)	Direct Holdings Education Inc. (f/Ida Time Life Education Inc.)	Delaware	100 shares common	100%
Direct Holdings Americas Inc. (f/k/a Time Life Inc.)	Alex Inc.	Delaware	100 shares common	100%
Direct Holdings Americas Inc. (f/k/a Time-Life Books Inc.)	Direct Holdings Customer Service, Inc. (f/k/a Time-Life Customer Service Inc.)	Delaware	100 shares common	100%
Direct Holdings Americas Inc. (f/k/a Time Life Inc.)	Direct Holdings Libraries Inc. (f/k/a Time-Life Libraries, Inc.)	New York	10,000 shares common	100%

The Reader’s Digest Association, Inc.	WRC Media Inc.	Delaware	1,000 shares common	100%
WRC Media Inc.	CompassLearning, Inc.	Delaware	10,000 shares common	100%
WRC Media Inc.	Weekly Reader Corporation	Delaware	2,685,670 shares common	94.9%
Weekly Reader Corporation	Lifetime Learning Systems, Inc.	Delaware	1,000 shares common	100%
Weekly Reader Corporation	World Almanac Education Group, Inc.	Delaware	1,000 shares common	100%

7

World Almanac Education Group, Inc.	Funk & Wagnalls Yearbook Corp.	Delaware	1,000 shares common	100%
World Almanac Education Group, Inc.	Gareth Stevens, Inc.	Wisconsin	2,314,305 shares common	100%

Foreign

					Equity Interest
	No. of		Country	Percent	Required to
Loan Party	Shares	Subsidiary / Equity Investment	of Incorporation	Ownership	be Pledged
W.A. Publications, LLC The Reader’s Digest Association, Inc. The Reader’s Digest Association, Inc.	1 872,237 469,665	The Reader’s Digest Association Pty. Limited	Australia	100%	65%
Doctor Acquisition Co.	1,000	1302791 Alberta ULC	Canada	100%	0	%(2)
The Reader’s Digest Association, Inc. The Reader’s Digest Association, Inc.	72,000 38,000	Oy Valitut Palat - Reader’s Digest Ab	Finland	100%	65%
The Reader’s Digest Association, Inc.	1	RD German Holdings GmbH	Germany	100%	65 100	%(3) %(4)
The Reader’s Digest Association, Inc.	80,000 DM 20,000 DM 1,900,000 DM 1,000,000 DM 9,000,000 DM 8,000,000 DM	Verlag Das Beste GmbH	Germany	100%	10	%(5)

(2) Not required to be delivered.

(3) With respect to the Obligations.

(4) With respect to the Obligations of the German Borrower.

(5) 90% to be transferred to the RD German Holdings GmbH.

8

Loan Party	No. of Shares	Subsidiary / Equity Investment	Country of Incorporation	Percent Ownership	Equity Interest Required to be Pledged
W.A. Publications, LLC The Reader’s Digest Association, Inc. The Reader’s Digest Association, Inc. The Reader’s Digest Association, Inc.	5 45 33 12	Reader’s Digest Association Far East Limited	Hong Kong	100%	65	%**
W.A. Publications, LLC W.A. Publications, LLC The Reader’s Digest Association, Inc. The Reader’s Digest Association, Inc.	1 9 65 25	Reader’s Digest Asia, Ltd.	Hong Kong	100%	65	%**
W.A. Publications, LLC W.A. Publications, LLC The Reader’s Digest Association, Inc. The Reader’s Digest Association, Inc.	1 9 65 24	Reader’s Digest (East Asia) Limited	Hong Kong	100%	65	%**
W.A. Publications, LLC The Reader’s Digest Association, Inc. The Reader’s Digest Association, Inc.	1 6,500 3,499	R.D. Properties, Ltd.	Hong Kong	100%	65	%**
Reader’s Digest Association Far East Limited The Reader’s Digest Association, Inc.	1 99	Reader’s Digest Book and Home Entertainment (India) Private Limited	India	100%	65	%**
The Reader’s Digest Association, Inc. The Reader’s Digest Association, Inc.	130 70	The Reader’s Digest Ltd.	Japan	100%	65	%**
W.A. Publications, LLC The Reader’s Digest Association, Inc. The Reader’s Digest Association, Inc.	1 17,913,286 9,645,615	Caribe Condor S.A. de C.V.	Mexico	100%	65%
W.A. Publications, LLC	1	Reader’s Digest Mexico S.A. de C.V.	Mexico	1%	65	%(6)
W.A. Publications, LLC	1	Corporativo Reader’s Digest Mexico S. de R.L. de C.V.	Mexico	1%	65	%**
W.A. Publications, LLC	1	Grupo Editorial Reader’s Digest S. de R.L. de C.V.	Mexico	1%	65	%**

(6) Certificated, but not to be delivered given that W.A. Publications, LLC only owns one share.

9

Loan Party	No. of Shares	Subsidiary / Equity Investment	Country of Incorporation	Percent Ownership		Equity Interest Required to be Pledged
W.A. Publications, LLC W.A. Publications, LLC The Reader’s Digest Association, Inc. The Reader’s Digest Association, Inc.	100 100 1,300 495	Reader’s Digest (Philippines) Inc.	Philippines	100	%(7)	65	%**
Selecções do Reader’s Digest (Portugal), SA The Reader’s Digest Association, Inc. The Reader’s Digest Association, Inc. The Reader’s Digest Association, Inc. The Reader’s Digest Association, Inc. The Reader’s Digest Association, Inc. The Reader’s Digest Association, Inc. The Reader’s Digest Association, Inc. The Reader’s Digest Association, Inc The Reader’s Digest Association, Inc. The Reader’s Digest Association, Inc.	20 5 5 5 5 5 5 50 4,900 1,100 443,900	Selecções do Reader’s Digest (Portugal) S.A.	Portugal	100%		65	%**
Selecções do Reader’s Digest (Portugal), SA The Reader’s Digest Association, Inc.	€1,796 €199	Euroselecções - Publicações E Artigos Promocionais, Lda.	Portugal	100%		65	%**
W.A. Publications, LLC The Reader’s Digest Association, Inc. The Reader’s Digest Association, Inc.	2 4,550 2,448	Reader’s Digest Selecciones S.A.	Spain	100%		65	%**
The Reader’s Digest Association, Inc. The Reader’s Digest Association, Inc.	15,750 29,250	Reader’s Digest Aktiebolag	Sweden	100%		65	%**
The Reader’s Digest Association, Inc.	497	Das Beste aus Reader’s Digest AG/ Sélection du Reader’s Digest SA/ Selezione dal Reader’s Digest SA	Switzerland	100	%(8)	65%

(7) Five shares held by each of the five directors.

(8) 3 shares held by individuals.

10

Loan Party	No. of Shares	Subsidiary / Equity Investment	Country of Incorporation	Percent Ownership		Equity Interest Required to be Pledged
The Reader’s Digest Association, Inc.	9,993	Reader’s Digest (Thailand) Limited	Thailand	100	%(9)	65	%**
The Reader’s Digest Association, Inc.	571,996
The Reader’s Digest Association, Inc.	298,004
The Reader’s Digest Association, Inc.	201,500,000	The Reader’s Digest Association Limited	United Kingdom	100%		65%
The Reader’s Digest Association, Inc.	108,500,000
The Reader’s Digest Association, Inc.	1,089,573	Reader’s Digest Children’s Publishing	United Kingdom	100%		65	%**
The Reader’s Digest Association, Inc.	586,692	Limited
The Reader’s Digest Association, Inc.	1	Reader’s Digest Europe Limited	United Kingdom	100%		65	%**
The Reader’s Digest Association, Inc.	34
The Reader’s Digest Association, Inc.	65
Reader’s Digest Latinoamerica, S.A.	11,880 interests	Reader’s Digest Argentina, SRL	Argentina	100%		65	%*
WAPLA, LLC	120 interests
The Reader’s Digest Association, Inc.	500,000	Verlag Das Beste GmbH	Austria	100%		65	%*
W.A. Publications, LLC	1	Reader’s Digest World Services, S.A.	Belgium	100%		65	%*
The Reader’s Digest Association, Inc.	253,845
W.A. Publications, LLC	164,200	Reader’s Digest N.V. - S.A.	Belgium	100%		65	%*
The Reader’s Digest Association, Inc.	656,800
W.A. Publications, LLC	10%	Reader’s Digest Brasil, Ltda.	Brazil	100%		65	%*
The Reader’s Digest Association, Inc.	90%
The Reader’s Digest Association, Inc.	193,846,000,000	Reader’s Digest Vyber s.r.o.	Czech Republic	100%		65	%*
	CZK (no shares issued)
The Reader’s Digest Association, Inc.	61,992	Sélection du Reader’s Digest S.A.	France	100	%(10)	65	%*
The Reader’s Digest Association, Inc.	25,000	Reader’s Digest Deutschland Holding GmbH	Germany	100%		65	%*

(9) 7 shares held by individuals.

(10) 8 shares held by individuals.

11

Loan Party	No. of Shares	Subsidiary / Equity Investment	Country of Incorporation	Percent Ownership		Equity Interest Required to be Pledged
The Reader’s Digest Association, Inc.	599	Reader’s Digest Hellas Publications Company with Limited Liability	Greece	100	%(11)	65	%*
The Reader’s Digest Association, Inc.	600,000,000 HUF (no shares issued)	Reader’s Digest Kiadó Korlátolt Felelosségu Társaság	Hungary	100%		65	%*
The Reader’s Digest Association, Inc.	€10,000	Libri e piu, S.r.I.	Italy	100%		65	%*
The Reader’s Digest Association, Inc.	182	The Reader’s Digest European Shared Services B.V.	Netherlands	100%		65	%*
The Reader’s Digest Association, Inc.	100%	Uitgeversmaatschappij The Reader’s Digest N.V.	Netherlands	100%		65	%*
The Reader’s Digest Association, Inc.	16,162	Reader’s Digest Przeglad Sp Z.o.o.	Poland	100%		65	%*
The Reader’s Digest Association, Inc.	4,500 YTL	Reader’s Digest Secilmis Yayincilik Dagitim Pazarlama Ticaret Limited Sirketi	Turkey	90	%(12)	65	%*

Direct Holdings U.S. Corp.	404 shares common	Direct Holdings International B.V.	Netherlands	100%		65	%*

* Uncertificated.

** Certificated, but not required to be delivered given status as a Foreign Immaterial Subsidiary.

(11) 1 share held by an individual.

(12) 10% owned by an individual.

12

Schedule 3
Perfection Matters

Uniform Commercial Code Filings

Delaware Secretary of State
Iowa Secretary of State

New York Secretary of State
Washington Secretary of State
Wisconsin Secretary of State

Patent, Trademark and Copyright Filings

Intellectual property short form filings.

Actions with respect to Pledged Stock

Stock delivered at closing of:

The Reader’s Digest Association, Inc.

Allrecipes.com, Inc.

Ardee Music Publishing, Inc.

Books Are Fun, Ltd.

Christmas Angel Productions, Inc.

Family Reading Program Corp.

Home Service Publications, Inc.

Pegasus Asia Investments, Inc.

Pegasus Finance Corp.

Pegasus Investment, Inc.

Pegasus Sales, Inc.

Pleasantville Music Publishing, Inc.

QSP, Inc.

QSP Distribution Services, LLC

QSP Products and Programs, LLC

QSP Sales, LLC

QSP Services, LLC

QSP Ventures, LLC

RD Large Edition, Inc.

RD Magazine Value Partners, Inc.

R. D. Manufacturing Corporation

RD Member Services, Inc.

RD Publications, Inc.

RD Trade Shows, Inc.

RD Walking, Inc.

Reader’s Digest Children’s Publishing, Inc.

13

Reader’s Digest Consumer Services, Inc.

Reader’s Digest Entertainment, Inc.

Reader’s Digest Financial Services, Inc.

Taste of Home Entertaining, Inc.

Reader’s Digest Latinoamerica S.A.

Reader’s Digest Sales and Services, Inc.

Fundraising.com, Inc.

Reader’s Digest Sub Nine, Inc,

Reader’s Digest Young Families, Inc.

Taste of Home Media Group, Inc.

Reiman Media Group, Inc.

Retirement Living Publishing Company, Inc.

SMDDMS, Inc.

Taste of Home Productions, Inc.

The Reader’s Digest Association (Russia) Incorporated

Travel Publications, Inc.

VideOvation, Inc.

W.A. Publications, LLC

WAPLA, LLC

World Wide Country Tours, Inc.

Direct Holdings U.S. Corp.

Direct Holdings Americas Inc.

Direct Holdings Custom Publishing Inc.

Direct Holdings Education Inc.

Alex Inc.

Direct Holdings Customer Service, Inc.

Direct Holdings Libraries Inc.

WRC Media Inc.

CompassLearning, Inc.

Weekly Reader Corporation

Lifetime Learning Systems, Inc.

World Almanac Education Group, Inc.

Funk & Wagnalls Yearbook Corp.

Gareth Stevens, Inc.

14

Other Actions

Notes delivered at closing of:

Pegasus Sales, Inc.

Reader’s Digest Children’s Publishing, Inc.

Reader’s Digest Sales & Services, Inc.

Books Are Fun, Ltd.

15

Schedule 4
Jurisdictions of Organization

Company Name	Jurisdiction
The Reader’s Digest Association, Inc.	Delaware
Allrecipes.com, Inc.	Washington
Ardee Music Publishing, Inc.	Delaware
Books Are Fun, Ltd.	Iowa
Christmas Angel Productions, Inc.	Delaware
Family Reading Program Corp.	Delaware
Home Service Publications, Inc.	Delaware
Pegasus Asia Investments, Inc.	Delaware
Pegasus Finance Corp.	Delaware
Pegasus Investment, Inc.	Delaware
Pegasus Sales, Inc.	Delaware
Pleasantville Music Publishing, Inc.	Delaware
QSP, Inc.	Delaware
QSP Distribution Services, LLC	Delaware
QSP Products and Programs, LLC	Delaware
QSP Sales, LLC	Delaware
QSP Services, LLC	Delaware
QSP Ventures, LLC	Delaware
RD Large Edition, Inc.	Delaware
RD Magazine Value Partners, Inc.	Delaware
R. D. Manufacturing Corporation	Delaware
RD Member Services, Inc.	Delaware
RD Publications, Inc.	Delaware
RD Trade Shows, Inc.	Delaware
RD Walking, Inc.	Delaware
Reader’s Digest Children’s Publishing, Inc.	Delaware
Reader’s Digest Consumer Services, Inc.	Delaware
Reader’s Digest Entertainment, Inc.	Delaware
Reader’s Digest Financial Services, Inc.	Delaware
Taste of Home Entertaining, Inc.	Delaware
Reader’s Digest Latinoamerica S.A.	Delaware
Reader’s Digest Sales and Services, Inc.	Delaware
Fundraising.com, Inc.	Delaware
Reader’s Digest Sub Nine, Inc.	Delaware
Reader’s Digest Young Families, Inc.	Delaware
Taste of Home Media Group, Inc.	Delaware
Reiman Media Group, Inc.	Delaware
Retirement Living Publishing Company, Inc.	Delaware
SMDDMS, Inc.	Delaware
Taste of Home Productions, Inc.	Delaware

16

The Reader’s Digest Association (Russia) Incorporated	Delaware
Travel Publications, Inc.	Delaware
VideOvation, Inc.	Delaware
W.A. Publications, LLC	Delaware
WAPLA, LLC	Delaware
World Wide Country Tours, Inc.	Delaware

Alex Inc.	Delaware
Direct Holdings Americas Inc.	Delaware
Direct Holdings Custom Publishing Inc.	Delaware
Direct Holdings Customer Service, Inc.	Delaware
Direct Holdings Education Inc.	Delaware
Direct Holdings Libraries Inc.	New York
Direct Holdings U.S. Corp.	Delaware

WRC Media Inc.	Delaware
CompassLearning, Inc.	Delaware
Weekly Reader Corporation	Delaware
Lifetime Learning Systems, Inc.	Delaware
World Almanac Education Group, Inc.	Delaware
Funk & Wagnalls Yearbook Corp.	Delaware
Gareth Stevens, Inc.	Wisconsin

17

Schedule 5
Inventory and Equipment Locations

Loan Party	Inventory and Equipment Location
The Reader’s Digest Association, Inc.	The Reader’s Digest Association, Inc. Reader’s Digest Road Pleasantville, NY 10570

Books Are Fun, Ltd.

Books Are Fun, Ltd.
1680 Highway 1
Fairfield, IA 52556

Books Are Fund, Ltd.
1801 West Stone
Fairfield, IA 52556

Dallas Transfer
2424 N. Westmoreland Road
Dallas, TX 75212

Innotrac
6655 Sugar Loaf Parkway
Duluth, GA 30097

Innotrac
4910 Langley Lane, Suite 101
Reno, NV 89502
Innotrac — Chicago
1180 W. Remington Blvd.
Romeoville, IL 60446

JV West
1575 Linda Way, Door #2
Sparks, NV 89431

Overflow Warehouse
1450 Beacon Street
Baltimore, MD 21230

QSP, Inc.	QSP, Inc. Reader’s Digest Rd. Pleasantville, NY 10570 Exact Packaging 100 Deerfield Road

18

Pontiac, IL 61764 Alert Terminal Warehouse 1200 Breedlove Memphis, TN 38107

QSP Distribution Services, LLC	EDS 3600 Army Post Road Des Moines, IA 50321

R. D. Manufacturing Corporation	Anet Riverpoint Enterprise ZC Louisville, KY 40258 Putnam 1 Grosset Drive Kirkwood, NY 13795 R. R. Donnelley 216 Greenfield Road Lancaster, PA 17601

Reader’s Digest Children’s Publishing, Inc.	Simon & Schuster 100 Front Street Riverside, NJ 08075

Taste of Home Entertaining, Inc.	Custom Marketing Services, Inc. 41 N. Industrial Blvd. Calera, AL 35040

Reiman Media Group, Inc.

Reiman Media Group, Inc.
5400 South 60th Street
Greendale, WI 53129

Reiman Country Store
5400 S. 60th Street
Greendale, WI 53129

Lindner Country Store
6055 S. 6th Street
Milwaukee, WI 53221

Quad Graphics
1900 W. Sumner Street
Hartford, WI 53027

Warren Book Marketing
1515 Grandview Parkway
Sturtevant, WI 53177

19

Direct Holdings Americas Inc.	2600 International Parkway Virginia Beach, VA 23452* 1400 East Lackawanna Avenue Olyphant, PA 18447* 948 Merifan Lake Drive Aurora, IL 60507*

WRC Media Inc.	512 Seventh Avenue New York, NY 10018

CompassLearning, Inc.	7878 N. 16th Street, Suite 100 Phoenix, AZ 85020 203 Colorado Street Austin, TX 78701

Weekly Reader Corporation	200 First Stamford Place Stamford, CT 06912 1000 Taylors Lane, Unit #8 Cinnaminson, NJ 08011

World Almanac Education Group, Inc.

23221 Morgan Court, Bldg. 3
Strongsville, OH 44149

State Rd. 92 West
Crawfordsville, IN 47853*

649 Alden St.
Fall River, MA 02722*

Rte. 9-J, 1897 River Rd.
Rensselaer, NY 12144*

16365 James Madison Highway
Gordonsville, VA 22942*

1133 County Street
Taunton, MA 02780*

23221 Morgan Court, Bldg. 3
Strongsville, OH 44149

* indicates bailee or warehouseman location

20

Schedule 6
Intellectual Property

Copyrights/Applications:

See attached Copyrights Schedule.

Trademarks/Applications:

See attached Trademarks Schedule.

Patents/Patent Licenses/Applications:

See attached Patents Schedule.

21

Schedule 7
Commercial Tort Claims

None.

22

Schedule 8

PERFECTION CERTIFICATE

Reference is made to the Credit Agreement dated as of March 2, 2007 (as amended, and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Doctor Acquisition Co., a Delaware corporation (to be merged with and into Reader’s Digest (as herein defined), the “Company”), RDA Holding Co., a Delaware corporation (“Holdings”), The Reader’s Digest Association, Inc. (“Reader’s Digest”), the Overseas Borrowers from time to time party thereto (together with the Company, the “Borrowers”) the lenders from time to time party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as Administrative Agent, Citicorp North America, Inc. and Merrill Lynch, Pierce Fenner & Smith Incorporated, as Co-Syndication Agents, and The Royal Bank of Scotland plc, as Documentation Agent. Capitalized terms used but not defined herein have the meanings assigned in the Credit Agreement or the Guarantee and Security Agreement referred to therein, as applicable.

The undersigned associate general counsel or chief legal officer of Reader’s Digest hereby certifies, on behalf of the Reader’s Digest, and not in his or her personal capacity, to the Administrative Agent and each other Secured Party as follows:

1.                Names. (a) The exact legal name of each Grantor, as such name appears in its respective certificate of incorporation, certificate of formation or equivalent document, is set forth in Schedule 1(a). Each Grantor is the type of entity disclosed next to its name in Schedule 1(a). Also set forth in Schedule 1(a) is the organizational identification number, if any, of each Grantor that is a registered organization and the jurisdiction of formation or incorporation of each Grantor.

(b)              Set forth below on Schedule 1(b) is each other corporate name each Grantor has had in the past year, together with the date of the relevant change.

(c)               Except as set forth in Schedule 1(c) hereto, no Grantor has changed its identity or corporate structure in any way within the past year. Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization. If any such change has occurred, include in Schedule 1 the information required by Section 1 of this certificate as to each acquiree or constituent party to a merger or consolidation.

2.                File Search Reports. File search reports have been obtained from the Uniform Commercial Code filing offices where each Grantor is incorporated or formed.

3.                UCC Filings. Financing statements on Form UCC-1 in substantially the form of Schedule 3 hereto have been prepared for filing in the Uniform Commercial Code filing office in each jurisdiction of formation or incorporation of each Grantor.

4.                Intellectual Property. Attached hereto as Schedule 4(A) in proper form for filing with the United States Patent and Trademark Office is a schedule setting forth each Patent, Patent License and Trademark owned by any Grantor (in each case, that is registered in the United States or for which application for registration in the United States has been filed), including the name of the registered owner and the registration number of each such Patent, Patent License and Trademark. Attached hereto as Schedule 4(B) in proper form for filing with the United States Copyright Office is a schedule setting forth each Copyright owned by any Grantor (in each case, that is registered in the United States or for which application for registration in the United States has been filed), including the name of the registered owner and the registration number of such Copyright.

5.                Schedule of Filings. Attached hereto as Schedule 5 is a schedule setting forth, with respect to the filings described in Section 3 above, each filing and the filing office in which such filing is to be made.

6.                Stock Ownership and other Equity Interests. Attached hereto as Schedule 6 is a true and correct list of all the Equity Interests of or owned by any Loan Party and the record and beneficial owners of such Equity Interests. Also set forth on Schedule 6 is each equity investment of Company, Holdings and the other Loan Parties that represent 50% or less of the equity of the entity in which such investment was made. Each such entry on Schedule 6 includes (a) an indication of whether such Equity Interests or equity investments are currently certificated or uncertificated and (b) with respect to Equity Interests of Foreign Subsidiaries added to Schedule 6 after the Closing Date, the percentage of the Company’s consolidated total assets and consolidated revenues represented by such Equity Interests.

7.                Debt Instruments. Attached hereto as Schedule 7 is a true and correct list of all promissory notes and other evidence of indebtedness held by Holdings, the Company and each Subsidiary that are required to be pledged under the Collateral and Guarantee Requirement, including all intercompany notes between Loan Parties.

8.                Mortgage Filings. Attached hereto as Schedule 8 is a schedule setting forth, with respect to each Mortgaged Property, (a) the exact name of the Person that owns such property as such name appears in its certificate of incorporation, certificate of formation or equivalent document, (b) if different from the name identified pursuant to clause (a), the exact name of the current record owner of such property reflected in the records of the filing office for such property identified pursuant to the following clause and (c) the filing office in which a Mortgage with respect to such property must be filed or recorded in order for the Administrative Agent to obtain a perfected security interest therein.

9.                Commercial Tort Claims. Attached hereto as Schedule 9 is a true and correct list of commercial tort claims in excess of $5,000,000 held by any Grantor, including a brief description thereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned has duly executed this certificate on this 2nd day of March 2007.

THE READER’S DIGEST ASSOCIATION, INC.

[SIGNATURE PAGE TO PERFECTION CERTIFICATE]